                                                                   Exhibit 10.46

                        AGREEMENT OF PURCHASE AND SALE OF

                              MEMBERSHIP INTERESTS

            THIS AGREEMENT OF PURCHASE AND SALE OF MEMBERSHIP INTERESTS (this "AGREEMENT") is made and entered into as of the 29th day of May, 2003, by and among CROCKER GRANDE, INC., a California corporation ("CROCKER GRANDE") and CROCKER PROPERTIES, INC., a California corporation ("CROCKER PROPERTIES") (Crocker Grande and Crocker Properties are hereinafter collectively referred to as "SELLER") having an office at c/o Wells Fargo Bank, N.A., 333 South Grand Avenue, Suite 700, Los Angeles, California 90071 and MAGUIRE PARTNERS-BUNKER HILL, LTD., a California limited partnership ("BUNKER HILL") having an office at 555 West Fifth Street, Suite 5000, Los Angeles, CA, 90013.

                                    RECITALS

      North Tower, LLC ("PROPERTY LLC") is a Delaware limited liability company which owns the 54-story office tower known as the Wells Fargo Tower, having an address of 333 South Grand Avenue, Los Angeles, California 90071. Pursuant to an Amended and Restated Operating Agreement of North Tower, LLC dated April 27, 1998, Property LLC has two members: North Tower Manager, LLC ("MANAGER LLC") which owns 0.5% of the membership interests in Property LLC; and North Tower Member, LLC ("MEMBER LLC") which owns 99.5% of the membership interests in Property LLC. Pursuant to the Operating Agreement of North Tower Manager, LLC dated as of April 27, 1998 ("MANAGER OPERATING AGREEMENT"), Crocker Grande is a Class A Member and owns a 42% membership interest in Manager LLC. Pursuant to the Operating Agreement of North Tower Member, LLC dated as of April 27, 1998 ("MEMBER OPERATING AGREEMENT"), Crocker Properties is a Class A Member and owns a 42% membership interest in Member LLC.


      Seller wishes to sell to Bunker Hill, and Bunker Hill wishes to purchase from Seller on or before the Closing Date (defined below), subject to the prorations and adjustments set forth in this Agreement, the following items: (i) Crocker Grande's 42% Percentage Interest (as defined in the Manager Operating Agreement) in Manager LLC; (ii) all rights of Crocker Grande as a Member of Manager LLC; (iii) all right, title and interest of Crocker Grande in and to profits, losses, distributions and capital accounts in Manager LLC; (iv) any rights of Crocker Grande in and to all cash and other property held or owned by Manager LLC, including but not limited to, all cash reserves supporting obligations owed to one or more Lenders (as defined below) of Property LLC and/or Manager LLC (the rights, titles and interests referred to in clauses (i), (ii), (iii) and (iv) are collectively referred to herein as the "MANAGER INTERESTS"); (v) Crocker Properties' 42% Percentage Interest (as defined in the Member Operating Agreement) in Member LLC; (vi) all rights of Crocker Properties as a Member of Member LLC; (vii) all right, title and interest of Crocker Properties in and to profits, losses, distributions and capital accounts in Member LLC; and (viii) any rights of Crocker Properties in and to all cash and other property held or owned by Member LLC, including but not limited to, all cash reserves supporting obligations owed to one or more Lenders of Property LLC and/or Member LLC (the rights, titles


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and interests referred to in clauses (v), (vi), (vii) and (viii) are collectively referred to herein as the "MEMBER INTERESTS"). The Manager Interests and the Member Interests are collectively, the "INTEREST", which Interest constitutes all of Seller's right, title and interest in and to Manager LLC and Member LLC and any direct or indirect interest in Property LLC.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Seller and Bunker Hill hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

            Section 1.01 CERTAIN DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified throughout this Agreement.

      "ADDITIONAL ALLOWANCE"         As defined in Section 6.05 hereof.

      "AFFILIATE"                    With respect to a Person, any other
                                     Person that, directly or indirectly, owns
                                     five (5%) percent or more of any interest
                                     in said Person or who controls, is
                                     controlled by or is under common control
                                     with such Person. For the purposes of this
                                     definition, "control" (including, with
                                     correlative meanings, the terms "controlled
                                     by" and "under common control with"), as
                                     used with respect to any Person, shall mean
                                     the possession, directly or indirectly, of
                                     the power to direct or cause the direction
                                     of the management and policies of such
                                     Person, whether through the ownership of
                                     voting securities or by contract or
                                     otherwise.

      "AGREEMENT"                    As defined in the preamble hereto.

      "APPROVED SECURITY AGREEMENT"  Collectively, a security agreement between the borrower under the New Senior Loan and the New Senior Lender and a security agreement between the New Senior Lender and Robert F. Maguire III, which together, among other things, (i) shall ensure that the proceeds of the New Loan Distribution are used to repay Greenwich's repurchase facility under the Repurchase Facility
                                     Documents; and (ii) shall provide that such provisions may not be amended, withdrawn or released without Seller's prior written consent and that Seller may enforce such requirement for Seller's consent. All other provisions in such security agreements shall subject to Seller's prior review and approval in its sole


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
                                     discretion, but solely to determine that the agreements, as a whole, satisfy the terms and purposes described in this definition.

      "ASSIGNMENT AND ASSUMPTION OF  The document in the form of Exhibit B
      MEMBERSHIP INTEREST"           hereto which, among other things, will
                                     transfer the Interest from Seller to
                                     Purchaser.

      "BUILDINGS"                    All of the buildings constituting the Wells
                                     Fargo office tower and all other
                                     improvements on the Real Estate owned by
                                     Property LLC.

      "BUNKER HILL"                  As defined in the preamble hereto.

      "BUSINESS DAY"                 Any day other than a Saturday, Sunday or
                                     any holiday observed by the United States
                                     Postal Service.

      "CASH RESERVES"                All cash, securities and cash equivalents
                                     held in the accounts of all of the LLCs
                                     as of the Closing Date, including, but
                                     not by way of limitation, all reserves
                                     collectively held by all of the LLCs for
                                     the benefit of any Lender as of the
                                     Closing Date, but not including: (i) the
                                     amount of any tenant security deposits
                                     actually held by the LLCs in a segregated
                                     deposit account as of the Closing Date
                                     pursuant to any Space Leases which have
                                     not been applied to rent or other tenant
                                     obligations under the Space Leases, (ii)
                                     the proceeds of insurance, but only to
                                     the extent required to be used for
                                     restoration of any insured loss, as
                                     determined by the Management Committee of
                                     Manager LLC, or (iii) the amount
                                     determined under Section 4.04 hereof, all
                                     subject to the adjustments set forth in
                                     Article IV.

      "CLOSING"                      The transfer of the Interest from Seller to
                                     Purchaser and the payment of the Purchase
                                     Price by Purchaser to Seller in accordance
                                     with this Agreement.

      "CLOSING DATE"                 The date on which the Closing shall
                                     occur, which shall be June 15, 2003
                                     (subject to extension pursuant to Section
                                     6.01).

      "CODE"                         Collectively, the Internal Revenue Code of
                                     1986, as amended from time to time, and the Regulations issued thereunder from time to time.

      "CROCKER GRANDE"               As defined in the preamble to this Agreement.

      "CROCKER PROPERTIES"           As defined in the preamble to this Agreement.

      "CROCKER PROPERTIES GUARANTY"  As defined in Section 5.01.01 hereof.


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
      "DEPOSIT"                      As defined in Section 2.02 hereof.

      "DEVELOPMENT"                  As defined in Section 6.05 hereof.

      "EARTHQUAKE DEDUCTIBLE         As defined in Section 5.01.01 hereof.
      GUARANTY"

      "ESCROW" The escrow pertaining to this transaction established with Escrow Agent.

      "ESCROW AGENT"                 As defined in Section 2.02 hereof.

      "ESCROW AGREEMENT"             As defined in Section 2.02 hereof.

      "GD&C"                         Gibson, Dunn & Crutcher, LLP.

      "GD&C LEASE AMENDMENT"         As defined in Section 6.05 hereof.

      "GOVERNMENTAL AUTHORITY"       The United States, the States (including
                                     Commonwealths) thereof, political
                                     subdivisions of each of them (including
                                     counties and townships) and each agency,
                                     department, commission, bureau, board and
                                     instrumentality of each of them.

      "GREENWICH"                    Greenwich Capital Financial Products,
                                     Inc., a Delaware corporation, or an
                                     Affiliate thereof.

      "GUARANTIES"                   As defined in Subsection 5.01.01 hereof.

      "INDEMNITOR"                   Manager LLC and Member LLC, jointly and
                                     severally, or the successor entity of a
                                     merger or consolidation of such entities.

      "INDEMNITY"                    As defined in Subsection 5.01.02 hereof.

      "INTEREST"                     As defined in the Recitals hereof.

      "LENDER(S)"                    Any lender, or its successors and
                                     assigns, to any of Property LLC, Member
                                     LLC, and/or Manager LLC in connection with
                                     any outstanding financing of the Real
                                     Estate and/or the LLCs and any rating
                                     agencies rating the securities with respect
                                     thereto.

      "LIENS" Liens, security interests, claims, pledges, options, rights of first refusal or other encumbrances of any kind whatsoever other than those encumbering the Real Estate.

      "LLC AMENDMENTS"               As defined in Section 6.09.

      "LLCS"                         Collectively, Property LLC, Manager LLC
                                     and Member LLC.

      "MANAGER INTERESTS"            As defined in the Recitals hereof.

      "MANAGER LLC"                  As defined in the Recitals hereof.


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
      "MANAGER OPERATING AGREEMENT"  As defined in the Recitals hereof.

      "MEMBER"                       Any member of Manager LLC or Member LLC.

      "MEMBER INTERESTS"             As defined in the Recitals hereof.

      "MEMBER LLC"                   As defined in the Recitals hereof.

      "MEMBER OPERATING AGREEMENT"   As defined in the Recitals hereof.

      "NEW LOAN DISTRIBUTION"        As defined in Section 6.09 hereof.

      "NEW SENIOR LENDER"            The lender under the New Senior Loan.

      "NEW SENIOR LOAN"              As defined in Section 6.09 hereof.

      "OPERATING PARTNERSHIP"        Maguire Properties, L.P., a Maryland
                                     limited partnership, or such other
                                     Affiliate of Bunker Hill which intends to
                                     conduct a public offering as a real estate
                                     investment trust and own, directly or
                                     indirectly, the Property upon Closing.

      "PERSON"                       Any natural person, partnership,
                                     corporation, limited liability company and any other form of business or legal entity.

      "PROPERTY"                     Collectively, the Real Estate, Buildings,
                                     Space Leases, Service Contracts and Trade
                                     Names.

      "PROPERTY LLC"                 As defined in the Recitals hereof.

      "PURCHASE PRICE"               As defined in Section 2.01 hereof.

      "PURCHASER"                    Bunker Hill or the Person designated by
                                     Bunker Hill to purchase the Interest.

      "REAL ESTATE"                  The fee simple interest of Property LLC
                                     in the real estate described in Exhibit A
                                     annexed hereto, together with all buildings
                                     and improvements situated thereon, all
                                     easements, rights, privileges and
                                     appurtenances belonging thereto, including,
                                     among other things, the Buildings, and
                                     subject to all matters and defects of title
                                     now existing and hereafter created.

      "RELEASE OF GUARANTIES"        As defined in Subsection 5.01.01.

      "REPURCHASE FACILITY"          The repurchase facility under the
                                     Repurchase Facility Documents.

      "REPURCHASE FACILITY           The documents entered into between Bunker
      DOCUMENTS"                     Hill and Greenwich on or about February
                                     4, 2003 in connection with the repurchase
                                     facility provided by Greenwich.


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
      "SELLER"                       As defined in the preamble hereto.

      "SENIOR LOAN NET PROCEEDS"     As defined in Section 6.09.

      "SERVICE CONTRACTS"            Collectively, all service contracts,
                                     maintenance agreements, equipment leases
                                     and other contracts and agreements
                                     providing for the furnishing of goods,
                                     equipment and services in connection with
                                     the maintenance and operation of the Real
                                     Estate in the ordinary course of business.

      "SOLANA LANDLORD"              Maguire Partners - Solana Limited
                                     Partnership, a Texas limited partnership,
                                     or its Affiliate.

      "SOLANA LEASE"                 As defined in Section 2.01.

      "SOLANA RENT REDUCTION"        An amount equal to the monthly payment
                                     which would amortize a loan of Three
                                     Million Dollars ($3,000,000) in equal
                                     monthly payments over a term of seven (7)
                                     years with an interest rate equal to the
                                     closing yield on seven year U.S. Treasuries
                                     as published in the Wall Street Journal on
                                     the Business Day immediately prior to the
                                     commencement term of the Solana Lease. If
                                     no seven year rate is published on such
                                     date, then the seven year rate shall be
                                     interpolated based upon the two closest
                                     years published.

      "SPACE LEASE(S)"               All leases, subleases, licenses, tenancy
                                     or occupancy agreements and operating
                                     agreements with tenants and occupants
                                     occupying space on the Real Estate and
                                     all amendments, modifications and
                                     supplements thereto, including, without
                                     limitation, all security deposits and
                                     advance payments of rents and other
                                     charges held by Property LLC in
                                     connection with said leases and other
                                     agreements.

      "SURVIVAL PROVISIONS"          As defined in Section 3.04 hereof.

      "SUPPLEMENTAL NORTH TOWER      An amount equal to the monthly payment
      RENT CREDIT"                   which would amortize a loan of One
                                     Million Five Hundred Thousand Dollars
                                     ($1,500,000) in equal monthly payments over
                                     a term of four (4) years with an interest
                                     rate equal to the closing yield on four
                                     year U.S. Treasuries as published in the
                                     Wall Street Journal on the Business Day
                                     immediately prior to the Closing Date. If
                                     no four year rate is published on such
                                     date, then the four year rate shall be
                                     interpolated based upon the two closest
                                     years published.


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
     "TENANT IMPROVEMENT WORK"       Work performed or to be performed to
                                     improve space occupied or intended to be
                                     occupied by one or more tenants of the
                                     Buildings and ordinarily treated in the
                                     real estate industry as a capital
                                     expenditure for accounting purposes.

      "TRADE NAMES"                  All trade names, logos, marks,
                                     trademarks, service marks, symbols and
                                     items of identification relative to the
                                     Real Estate owned by Property LLC,
                                     specifically excluding the name "Wells
                                     Fargo" and Wells Fargo Bank's other trade
                                     names, logos, marks, trademarks, service
                                     marks, symbols and items of
                                     identification.

      "UNDERWRITING AGREEMENT"       As defined in Section 6.09 hereof.

      "WELLS FARGO BANK"             Wells Fargo Bank, National Association.

      "WELLS FARGO LEASE"            As defined in Section 5.01.03 hereof.

      "WIRE TRANSFER ACCOUNT NUMBER" As defined in the Escrow Agreement.

            Section 1.02 ADDITIONAL DEFINITIONS. All terms of this Agreement which are not defined in Section 1.01 shall have the meanings set forth in this Agreement.

            Section 1.03 CAPTIONS. Captions and other headings of this Agreement are for convenience of reference only and in no way define, limit, prescribe, expand or otherwise alter the scope or intent of this Agreement or in any way affect this Agreement or any provision hereof.

            Section 1.04 INTERPRETATION. Words in the singular shall be held to include the plural and vice versa. Words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein" and "herewith" and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision unless otherwise stated.

            Section 1.05 CONSTRUCTION. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party drafting or causing any instrument to be drafted.

            Section 1.06 GOVERNING JURISDICTION. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California.

                                  ARTICLE II.
                SALE AND PURCHASE OF THE INTEREST; PURCHASE PRICE

            Section 2.01 SALE AND PURCHASE OF THE INTEREST. Crocker Grande shall sell and convey the Manager Interest to Purchaser, Crocker Properties shall sell and convey the Member Interest to Purchaser and Purchaser shall acquire the Interest on the Closing Date, subject to the terms and conditions set forth in this Agreement. The purchase price ("PURCHASE PRICE") to be

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paid for the Interest by Purchaser in cash at Closing, subject to the adjustments and prorations set forth in this Agreement, is Seventy-Six Million Dollars ($76,000,000.00) (inclusive of the sum of Two Million Dollars ($2,000,000.00) payable to Crocker Properties on the Closing Date as a commission for the consummation of this transaction. If by June 15, 2003 (or such later date to which Seller in its discretion extends such deadline, but not beyond the Closing Date, as may be extended) the parties' respective Affiliates execute a binding lease amendment which extends, for a period of not less than seven (7) years, that certain office lease ("SOLANA LEASE") dated October 11, 1995 between Maguire Partners -Solana Limited Partnership and an affiliate of Seller relating to certain office space located in the Nine Village Circle office building at the Solana Project in Westlake, Texas, then, either the Purchase Price shall be increased by the sum of Three Million Dollars ($3,000,000) (in addition to such other adjustments or prorations are provided under this Agreement) or, if the Closing Date has not occurred by June 30, 2003, for any reason whatsoever, in lieu of such Purchase Price increase, the tenant under the Solana Lease shall be entitled to a reduction in rent equal to the Solana Rent Reduction during the seven (7) years of the extension term of the Solana Lease. Such Purchase Price increase or rent reduction is given in consideration of the parties' respective Affiliates execution of such binding lease amendment by such date. The Solana Landlord shall have the right to fully satisfy the Solana Rent Reduction any time prior to September 1, 2003, by payment to the tenant under the Solana Lease of the sum of Three Million Dollars ($3,000,000). The provisions concerning the Solana Rent Reduction set forth in this Section 2.01 shall be reflected in the binding lease amendment to the Solana Lease. The foregoing Purchase Price assumes that no distributions shall be made by any of the LLCs pending Closing. The Purchase Price shall not be reduced if forty-two percent (42%) of the Cash Reserves is less than Two Million Five Hundred Twenty Thousand Dollars ($2,520,000.00). The Interest shall be transferred free and clear of all Liens.

            Section 2.02 DEPOSIT. Within three (3) Business Days of the execution of this Agreement, Purchaser shall deposit with First American Title Insurance Company at 520 N. Central Avenue, Glendale, CA 91203, Attention:
Maurice Neri (the "ESCROW AGENT") a deposit in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "DEPOSIT")(which shall be held pursuant to an escrow agreement (the "ESCROW AGREEMENT") of even date herewith among Seller, Purchaser and Escrow Agent) to be deposited and invested by Escrow Agent either in an interest bearing account at a bank or in a federally issued or insured interest bearing instrument. At the Closing, Escrow Agent shall release the Deposit, plus all interest earned thereon, to Purchaser, as it directs, and the Purchase Price shall not be adjusted by such sum. If the Closing shall not occur by the Closing Date, for any reason or for no reason, then, except as provided below, Seller shall have the right to terminate this Agreement and Seller shall be entitled to receive and keep the Deposit plus all interest earned thereon as liquidated damages pursuant to Section 7.02 for Purchaser's default, and, if applicable, Seller shall be entitled such other remedies as are provided in
Section 7.03. As an exception to the preceding sentence if (a) Purchaser has performed all of its material obligations to be performed prior to the Closing hereunder and tendered the Purchase Price to Escrow Agent and (i) Seller shall have failed to close in breach of this Agreement, or (ii) Seller is otherwise in material breach of this Agreement (including by reason of the failure of Seller's representations and warranties in Section 3.01 and Section 3.02 to be true and correct as of the Closing Date), then if Purchaser elects not to waive such defaults, Purchaser shall have the right, by notice to Seller, to terminate this Agreement and receive a refund of the Deposit plus all interest earned thereon and to exercise the remedies provided under Section 7.01, or (b) the condition of title to the Interest as of the Closing Date is

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not as set forth in Section 3.01.01 and Section 3.02.01, then if Purchaser elects not to waive such defect in title, Purchaser shall have the right, by notice to Seller, to terminate this Agreement and receive a refund of the Deposit plus all interest earned thereon and to exercise the remedies provided under Section 7.01, or (c) if the consents required under Section 5.02.06 have not been obtained by the Closing Date, then Seller and Purchaser shall have the right, by notice to the other party, to terminate this Agreement and Purchaser shall receive a refund of the Deposit plus all interest earned thereon.

                                  ARTICLE III.
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

            Section 3.01 CROCKER GRANDE'S REPRESENTATIONS AND WARRANTIES. Crocker Grande represents and warrants to Purchaser that, as of the date hereof and as of the Closing Date:

            3.01.01 TITLE. Crocker Grande is the sole owner of the Manager Interest, free and clear of (a) any lien or encumbrance on, security interest in or claim thereto, and (b) any prohibitions on transfer which prohibit the transaction as described herein, provided the Lender and Greenwich consents described in Section 5.02.06 and any other consents of the other Members required under the Manager Operating Agreement are obtained prior to Closing.

            3.01.02 EXISTENCE. Crocker Grande is a corporation which is duly formed, organized, validly existing and in good standing under the laws of the State of California, and is authorized to conduct business in California and has made all filings required under the laws of the State of California.

            3.01.03 AUTHORITY. Crocker Grande has full power, right and authority to enter into this Agreement and all of the documents to be executed and delivered by Crocker Grande hereunder.

            3.01.04 AUTHORIZATION OF TRANSACTION. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Crocker Grande.

            3.01.05 EFFECT OF THIS AGREEMENT. This Agreement has been duly executed and delivered by Crocker Grande and constitutes a legal, valid and binding obligation of Crocker Grande, enforceable against Crocker Grande in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws presently or hereafter in effect affecting the enforcement of creditors' rights generally, and by general principles of equity.

            3.01.06 COMPLIANCE WITH AGREEMENTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement will not (a) violate any provisions of the certificate of incorporation or by-laws of Crocker Grande, (b) assuming the consents contemplated hereunder are obtained, violate, conflict with, or, with or without notice or the passage of time, result in a breach of, constitute a default under or accelerate the

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      performance required by, any of the terms or provisions of any instrument, indenture, contract, agreement, franchise or permit to which Crocker
      Grande is a party or by which Crocker Grande is bound, or (c) violate or conflict with any applicable regulations of any Governmental Authority, or any judgment, order or decree of any court having jurisdiction over Crocker Grande or its properties. No consent, approval, order, authorization, designation, registration, declaration or filing of, with or by any third party or Governmental Authority is required for the execution of this Agreement by Crocker Grande or consummation of the transactions contemplated hereby, except any consent which may be required from the other Members or any Lender.

            3.01.07 NO PREVIOUS ASSIGNMENT. Crocker Grande has not previously assigned or pledged or conveyed the Manager Interest or any right, title or interest therein to any Person.

            Section 3.02 CROCKER PROPERTIES' REPRESENTATIONS AND WARRANTIES. Crocker Properties represents and warrants to Purchaser that, as of the date hereof and as of the Closing Date:

            3.02.01 TITLE. Crocker Properties is the sole owner of the Member Interest, free and clear of (a) any lien or encumbrance on, security interest in or claim thereto, and (b) any prohibitions on transfer which prohibit the transaction as described herein, provided the Lender and Greenwich consents described in Section 5.02.06 and any other consents of the other Members required under the Member Operating Agreement are obtained prior to Closing.

            3.02.02 EXISTENCE. Crocker Properties is a corporation which is duly formed, organized, validly existing and in good standing under the laws of the State of California, and is authorized to conduct business in California and has made all filings required under the laws of the State of California.

            3.02.03 AUTHORITY. Crocker Properties has full power, right and authority to enter into this Agreement and all of the documents to be executed and delivered by Crocker Properties hereunder.

            3.02.04 AUTHORIZATION OF TRANSACTION. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Crocker Properties.

            3.02.05 EFFECT OF THIS AGREEMENT. This Agreement has been duly executed and delivered by Crocker Properties and constitutes a legal, valid and binding obligation of Crocker Properties, enforceable against Crocker Properties in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws presently or hereafter in effect affecting the enforcement of creditors' rights generally, and by general principles of equity.

            3.02.06 COMPLIANCE WITH AGREEMENTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement will not (a) violate any provisions of the

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      certificate of incorporation or by-laws of Crocker Properties, (b)
      assuming the consents contemplated hereunder are obtained, violate, conflict with, or, with or without notice or the passage of time, result in a breach of, constitute a default under or accelerate the performance required by, any of the terms or provisions of any instrument, indenture, contract, agreement, franchise or permit to which Crocker Properties is a party or by which Crocker Properties is bound, or (c) violate or conflict with any applicable regulations of any Governmental Authority, or any judgment, order or decree of any court having jurisdiction over Crocker Properties or its properties. No consent, approval, order, authorization, designation, registration, declaration or filing of, with or by any third party or Governmental Authority is required for the execution of this Agreement by Crocker Properties or consummation of the transactions contemplated hereby, except any consent which may be required from the other Members or any Lender.

            3.02.07 NO PREVIOUS ASSIGNMENT. Crocker Properties has not previously assigned or pledged or conveyed the Member Interest or any right, title or interest therein to any Person.

            Section 3.03 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to Seller that, as of the date hereof and as of the Closing Date:

            3.03.01 EXISTENCE OF BUNKER HILL. Bunker Hill is a limited partnership which is duly formed, organized, validly existing and in good standing under the laws of the State of California.

            3.03.02 AUTHORITY OF BUNKER HILL. Bunker Hill, and its general partner on behalf of Bunker Hill, has full power, right and authority to enter into this Agreement and all of the documents to be executed and delivered by Bunker Hill hereunder.

            3.03.03 AUTHORIZATION OF TRANSACTION. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action of Bunker Hill.

            3.03.04 EFFECT OF THIS AGREEMENT. This Agreement has been duly executed and delivered by Bunker Hill and constitutes a legal, valid and binding obligation of Bunker Hill, enforceable against Bunker Hill in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws presently or hereafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity.

            3.03.05 COMPLIANCE WITH AGREEMENTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement will not (a) violate any provisions of the limited partnership agreement of Bunker Hill, (b) violate, conflict with, or, with or without notice or the passage of time, result in a breach of, constitute a default under or accelerate the performance required by, any of the terms or provisions of any instrument, indenture, contract, agreement, franchise or permit to which Bunker Hill is a party or by which Bunker Hill is bound, or (c) violate or conflict with any applicable regulations of any Governmental Authority, or any judgment, order or decree of any court having jurisdiction over Bunker Hill or its properties, including, without limitation, the Property. No consent, approval, order, authorization, designation, registration, declaration or filing of, with or by any third party or Governmental Authority is required for the execution of this Agreement or consummation of the transactions contemplated hereby, except any consent which may be required from the other Members, Greenwich, or any Lender.

            Section 3.04 SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES.

            3.04.01 Each Seller shall indemnify, defend and hold Purchaser free and harmless from and against any and all loss, cost, damage, liabilities, claims, demands, actions and judgments arising or resulting, directly or indirectly, from any breach of or untruth contained in any of such Seller's covenants, warranties and representations in this Agreement, which indemnity shall survive the Closing and the delivery of the Assignment and Assumption of Membership Interest until the twelfth (12th) month anniversary of the Closing. Purchaser shall indemnify, defend and hold Seller free and harmless from and against any and all loss, cost, damage, liabilities, claims, demands, actions and judgments arising or resulting, directly or indirectly, from any breach of or untruth contained in any of Purchaser's covenants, warranties and representations in this Agreement, which indemnity shall survive the Closing and the delivery of the Assignment and Assumption of Membership Interest until the twelfth
      (12th) month anniversary of the Closing.

            3.04.02 All of Article III, Sections 4.01, 4.02.01, 4.03, 4.04,
      4.05, 4.06 and 6.04 shall survive the Closing of this transaction until the twelfth (12th) month anniversary of the Closing, and all of Article I,
      Article VIII, and Section 3.04, 4.02.02, 4.07, 6.06 shall survive the Closing of this transaction indefinitely. All of Article I, Article VII and Article VIII and the covenants, representations and warranties in Sections 2.02, 3.01, 3.02, 3.03, 3.04 and 6.04 shall survive termination of this Agreement indefinitely. All of the Articles and Sections referred to in this Section 3.04 are the "SURVIVAL PROVISIONS" with respect to a Closing or a termination of this Agreement, as the case may be. In no event shall any of the foregoing be deemed to constitute a waiver by Seller or Purchaser of any applicable statute of limitations.

            Section 3.05 PURCHASER'S INVESTIGATION. Purchaser hereby acknowledges to Seller that (a) there are no representations or warranties of any kind whatsoever, express or implied, made by Seller or on behalf of Seller in this Agreement or otherwise in connection with this Agreement or the transactions contemplated hereby, other than as set forth in the first paragraph of the Recitals, Section 3.01, Section 3.02, Section 3.06 and Section 8.03 of this Agreement; (b) Purchaser is as familiar with the Property as is Seller; (c) Purchaser has or prior to Closing will have fully investigated, and has had or prior to Closing will have had full opportunity to consult with counsel and consultants with respect to, all matters pertaining to the Interest and the Property; (d) Purchaser is not relying on any statement or representation of Seller nor on any information supplied by Seller, its agents or its representatives (other than as set forth in the first paragraph of the Recitals, Section 3.01, Section 3.02, Section 3.06 and Section 8.03 of this Agreement);
(e) by reason of Purchaser's business and financial expertise and the business and financial expertise of those Persons retained by Purchaser to advise Purchaser with respect to

Purchaser's purchase of the Interest, (i) Purchaser and its advisors have such knowledge, sophistication and expertise in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the purchase of the Interest, (ii) Purchaser is able to bear the economic risk of such investment in the purchase of the Interest, and (iii) at the present time, Purchaser is able to afford a complete loss of such investment; and (f) Purchaser is purchasing the Interest "As-Is", "Where is" and subject to "all faults" except as otherwise expressly provided in the representations and warranties set forth in Section 3.01, Section 3.02 and Section 8.03.

            Section 3.06 SELLER'S INVESTIGATION. Seller acknowledges that Seller is a sophisticated real estate investor and is relying upon its own analysis and assessment, and the advice of its advisors, and not that of Bunker Hill, Purchaser, or any Affiliate thereof, for purposes of entering into this Agreement and consummating the transaction contemplated by this Agreement and is not relying upon any representations or warranties of Purchaser other than those set forth in Section 3.03 and Section 8.03.

                                  ARTICLE IV.
              PRORATIONS, POST-CLOSING ADJUSTMENTS AND TAX REPORTS

            Section 4.01 CASH RESERVES. Cash Reserves shall be determined on a cash basis as of the Closing Date, in accordance with this Article IV.

            Section 4.02 RENTS.

            4.02.01 PRORATION AT CLOSING. On the Closing Date, there shall be a proration of (i) all rent, including all additional rent, percentage rent, reimbursement of taxes and operating expenses (such as maintenance charges, insurance premiums and the like) owed by tenants under Space Leases (including, without limitation, Space Leases in the plaza area of the Property) for the month in which the Closing Date occurs, plus (ii) any parking revenue owed by tenants or third parties and all other income payable to the LLCs for the month in which the Closing Date occurs, plus
      (iii) all receivables on the books of the LLCs on the Closing Date, whether or not in respect of rent, less (iv) any refunds or payments owed by the LLCs to any tenants as of the Closing Date.

            4.02.02 DELINQUENT RENTS. After Closing, Purchaser shall pay to Seller forty-two percent (42%) of any rent or payment actually collected after Closing which is applicable to any period prior to the month in which the Closing occurs. All rent under the Space Leases collected after Closing which is designated as to any particular period and is required under applicable law to be applied to such period shall be applied to such period. All other rent under Space Leases collected after Closing shall be applied first to the month of the Closing, then to rent accruing and due and payable after the month of Closing, then to rent accruing prior to the month in which Closing occurs. Purchaser shall use commercially reasonable efforts to collect rents delinquent at Closing which apply to the period prior to month in which the Closing occurs.

            Section 4.03 PRORATION OF EXPENSES. On the Closing Date, there shall be a proration of all accrued and prepaid expenses of the LLCs which are items of ordinary expense under generally accepted accounting principles (excluding any capital expenditures, which shall be treated solely under Section 4.04). Such sums shall be apportioned and pro rated as of the Closing Date. Expenses which by their nature apply to certain periods of time (e.g. insurance premiums, real estate taxes and assessments) shall be apportioned according to such periods of time. Other expenses shall be allocated to the date on which such expense was incurred. The parties shall endeavor in good faith prior to Closing to agree upon a schedule of prorations in accordance with this Section 4.03.

            Section 4.04 CAPITAL EXPENSES. The cost of the Tenant Improvement Work, leasing commissions and other items of capital expenditure specifically described in Exhibit C attached hereto shall be deducted from Cash Reserves at Closing. No other Tenant Improvement Work, leasing commissions or other items of capital expenditure shall be deducted from the determination of Cash Reserves or prorated or apportioned under this Agreement except for those capital expenditures contemplated by Section 6.05(ii) and (iii).

            Section 4.05 LEASE TERMINATIONS. Any amounts collected with respect to lease termination payments under any Space Leases (which terminates any Space Lease prior to the stated termination date of the term of such Space Lease) shall be apportioned and pro rated as of the Closing Date. Any such lease termination payments received after the Closing Date shall also be apportioned based upon the period of applicable lease term prior to and after the Closing Date and be included with the other post-closing adjustments under Section 4.06.

            Section 4.06 POST-CLOSING ADJUSTMENTS. To the extent of any error in the calculation of any apportionments or adjustments under this Agreement, and to the extent of any subsequent calculations with respect to the Property required by this Article IV, including but not by way of limitation, year end "true up" of escalations: (a) Purchaser and Seller shall correct the error and/or adjust for the subsequent calculation or variance, (b) Purchaser and Seller shall re-apportion or re-adjust the incorrect item promptly following the discovery of the error or the making of the subsequent calculation or variance, and (c) Purchaser shall make an appropriate payment to Seller or Seller shall make an appropriate payment to Purchaser, as the case may be, outside of Escrow based on such re-apportionment or re-adjustment, within ten (10) Business Days of obtaining knowledge of such error or of other facts resulting in subsequent calculations of prorations. On or before March 15, 2004, Purchaser shall prepare a preliminary post-closing reconciliation report and statement with satisfactory itemization and explanation. On or before April 15, 2004, Purchaser and Seller shall agree upon a final post-closing reconciliation statement and Purchaser or Seller, as applicable, shall make any final post-closing payment as shown on such statement. Seller shall have the right to audit the books and records of Purchaser, Property LLC, Manager LLC and Member LLC in connection with its review of the post-reconciliation report proposed by Purchaser. The cost of such audit shall be borne by Seller unless such audit reveals a discrepancy in Seller's favor by more than $100,000 in the aggregate amount of the post-reconciliation report proposed by Purchaser, in which case the cost of the audit shall be borne by Purchaser. For purposes of these post-closing adjustments, any rent or payment actually collected under the Space Leases after Closing which is designated as to any particular period and is required under applicable law to be applied to such period shall be applied to such period. All other rent under Space Leases collected after Closing which is applicable to any period prior to the month in which the Closing occurs shall be applied first to the month of the Closing, then to rent accruing and due and payable after the month of Closing, then to rent accruing prior to the month in which Closing occurs. Purchaser shall use commercially reasonable efforts to collect rents delinquent at Closing which apply to the period prior to month in which the Closing occurs.

            Section 4.07 TAX REPORT. Purchaser shall cause each of the LLCs to timely file a Schedule K-1 with respect to each respective LLC and all other required federal, state and local income tax filings at or prior to March 15, 2004 with respect to the partial year from January 1, 2003 to the Closing Date and all information necessary for Seller to finish its tax returns in respect of the year 2003 shall be delivered by Purchaser to Seller on or before March 15, 2004 in each case on a basis consistent with prior filings and deliveries. After Closing, Purchaser shall allow Seller and its representatives access to the books and records of the LLCs applicable to the period prior to the Closing during normal business hours upon not less than two (2) Business Days' prior notice.

                                   ARTICLE V.
                                   CONDITIONS

            Section 5.01 SELLER CONDITIONS. Seller's obligations under this Agreement are contingent upon satisfaction or Seller's waiver of the following conditions:

            5.01.01 RELEASE OF GUARANTIES. Purchaser shall obtain a release executed by the Lender (as to one or both of the "Guaranties" (defined below), the "RELEASE OF GUARANTIES") of each of Seller's obligations to each Lender under (i) the Guaranty (Earthquake Deductible) dated as of April 30, 1998 executed by Crocker Properties, Bunker Hill and MAC-WFT, Inc. in favor of Wells Fargo Bank ("EARTHQUAKE DEDUCTIBLE GUARANTY"), and
      (ii) the Guaranty dated as of April 30, 1998 executed by Crocker Properties in favor of Wells Fargo Bank ("CROCKER PROPERTIES GUARANTY") (the Earthquake Guaranty and Crocker Properties Guaranty collectively referred to herein as "GUARANTIES") in form acceptable to Seller. If the Release of Guaranties is not delivered on or before the Closing Date, Seller shall have the right to terminate this Agreement by giving written notice of termination to Purchaser on the Closing Date in which case Purchaser shall receive a refund of the Deposit and all interest earned thereon. Seller will, to the extent reasonably practicable, assist Purchaser in seeking to obtain the Release of Guaranties so long as Seller is not required to make any payments to the Lender or incur any material costs or additional liability in connection with obtaining such Release of Guaranties. Seller agrees that if the outstanding financing as to which the Guaranties were made is fully defeased on or before the Closing Date, and Indemnitor shall indemnify Seller for all loss, claims and liabilities under the Guaranties pursuant to an indemnification agreement in form and substance satisfactory to Seller (which shall include a provision prohibiting Indemnitor from transferring any of the membership interests of Property LLC, and from Property LLC from transferring the Property, for a period of twelve (12) months following the Closing) then the Release of Guaranties shall be deemed to be obtained in satisfaction of this Section 5.01.01.

            5.01.02 INDEMNITY. The delivery by Indemnitor to Seller of the indemnity (the "INDEMNITY") in the form of Exhibit D hereto.

            5.01.03 WELLS FARGO LEASE AMENDMENT. The delivery to Seller of an Amendment to Lease ("AMENDMENT TO LEASE") in the form of Exhibit E, amending that certain Office Lease dated May 22, 1980 by and between Wells Fargo Bank, as tenant and Property LLC, as successor-in-interest to Maguire Partners-Crocker Properties Phase I, a California limited partnership ("WELLS FARGO LEASE"), including to, among other things, convert the "Wells Fargo Rent Credit" (as defined in the Manager Operating Agreement and Member Operating Agreement) being transferred as part of the Interest under this Agreement into a rent credit under the Wells Fargo Lease.

            5.01.04 SENIOR MANAGEMENT APPROVAL. On or before the date five (5) Business Days following the date of execution of this Agreement, Seller shall have obtained the approval of the transactions contemplated by this Agreement by Seller's senior management and the management committee of the board of Wells Fargo & Co.

            5.01.05 PURCHASER DELIVERIES. On or before Closing, Purchaser shall have delivered to Escrow Agent all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for Purchaser to deliver in Section 6.02 and 6.03.

            5.01.06 PURCHASER REPRESENTATIONS. All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

            5.01.07 PURCHASER PERFORMANCE. Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

            Section 5.02 PURCHASER CONDITIONS. Purchaser's obligations under this Agreement are contingent upon satisfaction of the following conditions:

            5.02.01 SELLER DELIVERIES. Seller shall have delivered to Escrow Agent all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for Seller to deliver in Section 6.03.

            5.02.02 SELLER REPRESENTATIONS. All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

            5.02.03 UCC SEARCHES. At or before the Closing, Purchaser shall have received results of the searches of the Uniform Commercial Code records in the State of California which searches shall show that there are no Liens affecting the Interest.

            5.02.04 SELLER PERFORMANCE. Seller shall have performed and observed, in all material respects, all covenants of this Agreement to be performed and observed by Seller as of the Closing Date.

            5.02.05 PROPERTY CONDITION. On the Closing Date, there shall not be any adverse change in the physical condition of the Property which would require more than

      Two Million Dollars ($2,000,000) in excess of any applicable insurance proceeds to repair or restore.

            5.02.06 GREENWICH AND LENDER CONSENTS. Seller and Purchaser shall jointly use their commercially reasonable efforts to obtain, at Purchaser's cost and expense, any required consents to the transactions contemplated by this Agreement from each Lender (including any required rating agency confirmation regarding this transaction). Purchaser will seek any required consents from Greenwich (to the extent required by the Repurchase Facility Documents). Neither Purchaser nor its Affiliates shall be required to provide Greenwich or any Lender with any additional security or additional guaranties or assume any other additional obligations or liabilities in connection with obtaining such consents. Seller and Purchaser shall coordinate their requests for consent to the Lenders and to Greenwich so that the parties do not present inconsistent information or requests to the Lenders or Greenwich. If Seller and Purchaser are unable to obtain such required consents on or before two (2) days prior to the Closing Date, Purchaser shall have the right to terminate this Agreement by giving written notice of termination to Seller, and upon such termination Escrow Agent shall remit the Deposit and all accrued interest thereon to Purchaser.

                                   ARTICLE VI.
                                     CLOSING

            Section 6.01 TIME AND PLACE OF CLOSING. This transaction shall be closed at the offices of Seller's counsel (or other location mutually agreed to in writing by Seller and Purchaser) in downtown Los Angeles, California on the Closing Date; provided, however, Purchaser shall have the right to extend the date of the Closing Date to any date on or before June 30, 2003 by delivering one or more written notices thereof to Seller on or before five (5) days prior to the then effective Closing Date.

            Section 6.02 TRANSFER OF FUNDS AND THE INTEREST. At Closing, (i) Purchaser shall pay (or if Purchaser has deposited such funds with Escrow Agent, cause Escrow Agent to pay) the Purchase Price to Seller, (ii) Purchaser shall deposit with Escrow Agent Seller's attorneys' fees payable under Section 6.04 (including, without limitation, the outstanding attorneys' fees payable in connection with the Repurchase Facility); (iii) Purchaser shall pay directly or through Escrow Agent all other costs and expenses for which Purchaser is liable under Section 6.04 which are then due and payable and (iv) Seller shall assign and transfer the Interest to Purchaser, free and clear of all Liens by proper instruments of assignment and transfer as hereinafter provided. Payment shall be made by wire transfer of immediately available federal funds to the Wire Transfer Account Number.

            Section 6.03 DOCUMENTS TO BE DELIVERED AT CLOSING. At Closing:

            6.03.01 Seller shall execute, acknowledge and deliver the following instruments of assignment and transfer to Purchaser or its designee:

            (a) An Assignment and Assumption of Membership Interest to Purchaser in the form annexed hereto as Exhibit B.

            (b) An authorizing resolution of the board of directors for each of Crocker Grande and Crocker Properties authorizing each entity to enter into and perform its obligations under this Agreement.

            (c) An affidavit by each of Crocker Grande and Crocker Properties that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) pursuant to
      Section 1445 of the Code, and any comparable affidavit required under the applicable law of any State.

            (d) An Amendment to Lease in form annexed hereto as Exhibit E.

            (e) Such certificates, authorizations and consents reasonably requested by Purchaser which may be necessary to cause (i) a refinancing of the Property immediately prior to Closing to effect the transactions contemplated by this Agreement; and/or (ii) a an amendment and restatement of the Operating Agreement of Property LLC to satisfy the single purpose bankruptcy remote requirements of Purchaser's lenders in connection with such financing.

            6.03.02 Purchaser shall execute, acknowledge and deliver to Seller:

            (a) An Assignment and Assumption of Membership Interest in the form annexed hereto as Exhibit B.

            (b) An authorizing resolution of Purchaser authorizing Purchaser to enter into and perform its obligations under this Agreement.

            (c) An Amendment to Lease in the form annexed hereto as Exhibit E.

            (d) Copies of all signed Release of Guaranties to be obtained pursuant to Section 5.01.01 (to the extent required to be obtained under Section 5.01.01) and the signed consents required under Section 5.02.06 of this Agreement, if any.

            6.03.03 Purchaser shall cause to be delivered the Indemnity executed by Indemnitor in the form annexed hereto as Exhibit D.

            Section 6.04 EXPENSES. Purchaser shall pay all fees and expenses of Purchaser's consultants and counsel, transfer taxes, if any, title insurance premiums, if any, costs of title searches, costs of survey, if any, costs of UCC searches, any loan servicer fees or rating agency fees or charges, and costs for the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement. Purchaser shall pay the fees and expenses of Seller's counsel through Escrow concurrently with Closing or any earlier termination of this Agreement up to a maximum amount of $140,000. In addition, at Closing through the Escrow Agent, Purchaser shall pay the outstanding invoices of Seller's counsel incurred in connection with the Repurchase Facility.

            Section 6.05 OPERATING COVENANT. Prior to Closing, Purchaser shall cause its affiliates to continue to operate the Property and the LLCs in the ordinary course of business consistent with past practices, subject to the approval rights of Seller and the Management

Committee of Manager LLC in accordance with the Manager Operating Agreement and the Member Operating Agreement. Notwithstanding the foregoing, no obligations for Tenant Improvement Work, leasing commissions, capital improvements or any item of extraordinary maintenance or expense shall be paid or incurred by any of the LLCs after May 1, 2003, until Closing or termination of this Agreement except for (i) the Tenant Improvement Work described on Exhibit C; (ii) capital improvements or extraordinary maintenance or expense required by applicable law to be commenced or completed within such time period and (iii) emergency repairs which are necessary to avoid imminent danger of injury to the Property or to any individual. Seller hereby approves the pending Seventh Amendment to Office Lease, dated as of April 18, 2003 between Property LLC and Gibson, Dunn & Crutcher, LLP ("GD&C LEASE AMENDMENT") and approves the immediate execution and delivery of such GD&C Lease Amendment by Property LLC provided that Purchaser delivers to Seller evidence that the leasing reserves of the LLCs will have sufficient funds added from the New Senior Loan to satisfy the landlord's tenant improvement obligations thereunder (i.e. a schedule or provisions from the New Senior Loan documents which show that sufficient proceeds of the New Senior Loan have been allocated to reserves for such tenant improvement obligations). The parties acknowledge that the GD&C Lease Amendment requires that Property LLC advance certain capital costs as part of the lease transaction. Such capital costs include the additional tenant improvement allowance of $1,501,738.00 which is referred to as the "2004 Allowance" in Landlord's Improvement Letter which constitutes part of the GD&C Lease Amendment, ("ADDITIONAL ALLOWANCE"). The Additional Allowance is payable to GD&C on January 1, 2004. If, for any reason, the Closing under this Agreement fails to occur, so that Seller retains its interests in Member LLC and Manager LLC and is subject to the terms of the GD&C Lease Amendment, Purchaser shall bear 100% of the economic cost to Property LLC of the Additional Allowance and Seller shall bear none of the cost of the Additional Allowance. In order to assure that Seller will not bear any portion of the Additional Allowance, Purchaser shall cause its Affiliate, Maguire Partners Development, Ltd. ("DEVELOPMENT"), as the Property Manager for the Wells Fargo Tower, to pay directly to Seller an amount equal to 42% of the Additional Allowance (i.e., $630,729.96) out of the Management Fees paid to Development from and after July 1, 2003 until Seller receives its share of the Additional Allowance. This provision shall survive the termination of this Agreement due to a failure of the Closing to occur, but this provision shall not survive the Closing hereunder.

            Section 6.06 RELEASE.

            6.06.01 GENERAL. Subject to and effective as of Closing, Seller and Purchaser do hereby fully and forever release, discharge and acquit each other and each other's partners, parents, subsidiaries and affiliates, and their respective past and present officers, directors, shareholders, attorneys, accountants, legal representatives, agents and employees, and their successors, heirs and assigns and each of them, of and from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, choses in action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether liquidated or unliquidated, which Seller or Purchaser may now have or heretofore have had against any of said persons, firms or entities by reason of, arising out of or based upon: (i) the Property, Manager LLC, Member LLC or Property LLC; (ii) the released parties' acts, statements, conduct, representations and omissions made in connection therewith; or
      (iii) any fact, matter, transaction or event relating thereto, whether known or unknown, PROVIDED, HOWEVER, that foregoing release specifically excludes any obligations of Purchaser and Seller and their Affiliates under this Agreement and the documents executed pursuant hereto.

            6.06.02 WAIVERS. Seller and Purchaser are aware of the provisions of
      Section 1542 of the California Civil Code, which Section reads as follows:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

      Purchaser and Seller hereby waive the provisions of this statute and those of any other applicable laws restricting the release of claims which the releasing parties do not know or suspect to exist at the time of release, which, if known, would have materially affected the decision to agree to these releases. In this connection, Seller and Purchaser hereby agree, represent and warrant to each other that it realizes and acknowledges that factual matters now unknown may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Seller and Purchaser agree, represent and warrant that the releases provided herein have been negotiated and agreed upon in light of that realization and they nevertheless hereby intend to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses.

            6.06.03 NO REPRESENTATIONS. Purchaser and Seller hereby acknowledge that they have not relied upon any representation of any kind made by the other in making the foregoing release except for the representations and warranties expressly set forth in this Agreement.

            6.06.04 NO ASSIGNMENT. Purchaser and Seller represent and warrant to each other that it has not heretofore assigned or transferred, or purported to assign or to transfer, to any person or entity any matter released by such party hereunder or any portion thereof or interest therein, and Purchaser and Seller agree to indemnify, protect, defend and hold each other harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer by such party.

            6.06.05 NO ADMISSIONS. It is hereby further understood and agreed that the acceptance of delivery of this release shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of the within release.

            Section 6.07 DISTRIBUTION. Concurrently with the Closing, Property LLC, Manager LLC and Member LLC shall distribute to Crocker Grande, Crocker Properties and Bunker Hill in accordance with the terms of the operating agreement of Property LLC, the Manager Operating Agreement and the Member Operating Agreement all Cash Reserves, if any, in excess of Six Million Dollars ($6,000,000.00). For purposes of that distribution, any unpaid "Wells Fargo Rent Credit" (as defined in the Manager Operating Agreement and Member Operating Agreement) shall be apportioned on an accrual basis and pro-rated as of the Closing Date.

            Section 6.08 SELLER INDEMNITY. Effective upon Closing, each Seller does hereby indemnify, protect and save Purchaser harmless against and from any and all damages, losses, liabilities, claims, demands, injuries, deficiencies, judgments, suits, proceedings, and costs or expenses arising therefrom (including, without limitation, reasonable attorneys' fees and disbursements of attorneys that are selected by Purchaser in its sole discretion) of any kind or of any nature whatsoever which may be imposed upon, incurred by or awarded against Purchaser and arising at any time out of, as a result of, in connection with, or with respect to any contracts, agreements or other obligations binding upon any of the LLCs entered into by such Seller on behalf of any of the LLCs without due authorization or authority granted under the Member Operating Agreement, the Manager Operating Agreement or the Management Committee of Manager LLC.

            Section 6.09 NEW SENIOR LOAN CLOSING. Provided that Seller has received a letter from underwriter's counsel confirming that, as of the date not more than one day prior to the scheduled closing of the initial public offering of the common stock of Maguire Properties, Inc., an underwriting agreement has been fully executed relating to such initial public offering (the "UNDERWRITING AGREEMENT"), the "pricing" of the common stock for Maguire Properties, Inc. has occurred, and to such counsel's knowledge, the underwriters have not exercised any "market-out" under the Underwriting Agreement, and provided that (i) an Approved Security Agreement has been executed and delivered to Seller; (ii) Bunker Hill has executed and sent to Seller the amendments to the Member Operating Agreement and the Manager Operating Agreement in the forms of Exhibit F-1 and Exhibit F-2 attached hereto (collectively, the "LLC AMENDMENTS"), which LLC Amendments shall be deemed delivered upon satisfaction of the Repurchase Facility as provided herein; (iii) Bunker Hill delivers to Seller evidence that Senior Loan Net Proceeds will be immediately and automatically distributed by Property LLC to Robert F. Maguire III through the chain of Maguire entities upon the disbursement of the New Senior Loan and defeasance of the existing project loan, establishment of new loan reserves, and payment of closing costs and fees, and (iv) Bunker Hill has delivered to Seller a schedule showing the proposed uses of the proceeds of the New Senior Loan are limited to the uses described in Paragraph 3(c) of each of the LLC Agreements, then Seller hereby consents and agrees that prior to (but in no event more than one day prior to the anticipated Closing under this Agreement), Bunker Hill shall have the authority in the name and on behalf of the LLCs (without need for further approval from Seller) to cause (a) the closing of a new senior project loan secured by the Property (the "NEW SENIOR LOAN"), (b) the defeasance of the existing project loan on the Property, (c) notwithstanding the terms of the operating agreement of Property LLC, the Manager Operating Agreement and the Member Operating Agreement to the contrary, the retention of net proceeds of such New Senior Loan (after defeasance of the existing project loan, establishment of new loan reserves, and payment of closing costs and fees) (the "SENIOR LOAN

NET PROCEEDS") in an account for the benefit of the Property LLC, Manager LLC and Member LLC (or their successors in interest) or the distribution (the "NEW LOAN DISTRIBUTION") of some or all of such proceeds into an account in the name of Robert F. Maguire III (which account may be subject to a security interest in favor of the lender of the New Senior Loan or its affiliate and include conditions to the release of funds to Robert F. Maguire III based on consummation of the initial public offering of the common stock for Maguire Properties, Inc.), in either case as elected by Bunker Hill, and (d) the consummation of such other transactions necessary or desirable to close the New Senior Loan, defease the existing project loan, and make the New Loan Distribution, provided that in no event shall any such transactions require Seller or any Affiliate thereof to assume any personal liabilities or make any direct commitments to the lender of the New Senior Loan (or otherwise) or in any way otherwise impair the rights or release any obligations of Purchaser and Seller under this Agreement. The Senior Loan Net Proceeds shall not be included or taken into consideration for purposes of computing the Purchase Price payable to Seller under this Agreement, including without limitation, for purposes of determining the distributions to be made under Section 6.07 hereunder. If the New Senior Loan is obtained, Bunker Hill covenants with Seller to satisfy the Repurchase Facility. Seller hereby consents to the use of New Senior Loan proceeds to satisfy the Repurchase Facility in accordance with this Section 6.09.

                                  ARTICLE VII.
                                    REMEDIES

            Section 7.01 REMEDIES OF PURCHASER. If all of the requirements and conditions precedent to Seller's and Purchaser's obligations hereunder have been satisfied or waived in writing by Seller, in the case of requirements and conditions precedent to Seller's obligations, and by Purchaser, in the case of requirements and conditions precedent to Purchaser's obligations, and Seller shall thereafter fail or refuse to sell the Interest to Purchaser as provided herein, Purchaser may elect only one of the following two remedies, either (a) to terminate this Agreement and receive the Deposit and all accrued interest thereon from Escrow Agent, in which case Buyer's and Seller's positions in the LLCs shall remain as existing under the Manager Operating Agreement, the Member Operating Agreement and the Operating Agreement of Property LLC, which agreements shall remain in full force and effect or (b) to enforce Seller's obligations hereunder by specific performance and to recover all costs of enforcement thereof. In no event shall Seller be subject to any form of monetary damages, including, without limitation, actual (other than any amounts payable or reimbursable under Section 8.13 below), consequential or punitive damages.

            Section 7.02 REMEDIES OF SELLER. IF ALL OF THE REQUIREMENTS AND CONDITIONS PRECEDENT TO SELLER'S AND PURCHASER'S OBLIGATIONS HEREUNDER HAVE BEEN SATISFIED OR WAIVED IN WRITING BY SELLER, IN THE CASE OF REQUIREMENTS AND CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS, AND BY PURCHASER, IN THE CASE OF REQUIREMENTS AND CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS, AND PURCHASER SHALL THEREAFTER FAIL OR REFUSE TO PURCHASE THE INTEREST FROM SELLER AS PROVIDED HEREIN, SELLER'S SOLE AND EXCLUSIVE REMEDY SUBJECT TO SECTION 7.03 BELOW, SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AND ACCRUED INTEREST THEREON FROM ESCROW

AGENT, WHICH AMOUNT SHALL CONSTITUTE LIQUIDATED DAMAGES TO SELLER FOR PURCHASER'S FAILURE OR REFUSAL TO PURCHASE THE INTEREST AS PROVIDED HEREIN. THE PARTIES STIPULATE THAT THE AMOUNT OF ACTUAL DAMAGES, IF ANY, THAT SELLER WOULD INCUR AS A RESULT OF PURCHASER'S FAILURE OR REFUSAL TO PURCHASE THE INTEREST AS PROVIDED HEREIN ARE DIFFICULT IF NOT IMPOSSIBLE TO DETERMINE AND THAT SUCH LIQUIDATED DAMAGE AMOUNT CONSTITUTES A FAIR AND REASONABLE ESTIMATE OF SELLER'S DAMAGES AND WHICH THE PARTIES HAVE NEGOTIATED ON AN ARM'S-LENGTH BASIS AS THE SELLER'S EXCLUSIVE REMEDY FOR PURCHASER'S FAILURE OR REFUSAL TO PURCHASE THE INTEREST AS PROVIDED HEREIN. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 7.02 ARE REASONABLE IN LIGHT OF THE CIRCUMSTANCES EXISTING AT THE TIME WHEN THIS AGREEMENT WAS MADE.

     /s/ RFM                                      /s/ MI
-----------------------------               ---------------------------------
PURCHASER'S INITIALS                        SELLER'S INITIALS

            Section 7.03 FAILURE TO CLOSE. In addition to any remedy which may be available to Seller under Section 7.02, in the event the Closing does not occur by the Closing Date for any reason other than Seller's breach of this
Agreement: (i) Buyer's and Seller's positions in the LLCs shall remain as existing under the Manager Operating Agreement, the Member Operating Agreement and the Operating Agreement of Property LLC, which agreements shall remain in full force and effect (subject to the LLC Amendments if the New Senior Loan is obtained under Section 6.09) and (ii) Wells Fargo Bank shall be entitled to the Supplemental North Tower Rent Credit, which may be offset by Wells Fargo under the Wells Fargo Lease for each of forty-eight (48) months following the Closing Date commencing August 1, 2003. In addition, in order to assure Seller and Wells Fargo Bank the full benefit of the Supplemental North Tower Rent Credit, Purchaser shall cause Development to pay directly to Seller an amount equal to 42% of the Supplemental North Tower Rent Credit out of the Management Fees paid to Development from and after August 1, 2003, while the Supplemental North Tower Rent Credit is in effect. Bunker Hill shall have the right to fully satisfy the Supplemental North Tower Rent Credit at any time prior to August 1, 2003, by the payment by Bunker Hill of $1,500,000 to Wells Fargo Bank. Property LLC, as landlord under the Wells Fargo Lease, shall evidence its agreement to the provisions of this Section 7.03 in a rider to this Agreement.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

            Section 8.01 NOTICES. Any and all notices or other communications or deliveries to be given or made with respect to this Agreement shall be deemed to have been duly given or made for all purposes if sent by reputable overnight courier service for next day delivery or hand delivered, as follows:

      If to Seller:             Crocker Grande, Inc.
                                c/o Wells Fargo Bank, N.A.
                                333 South Grand Avenue, Suite 700
                                Los Angeles, California 90071
                                Attn:  Mark A. Ingram, Senior Vice President
                                E-mail: ingramm@wellsfargo.com

      With copies to:           Crocker Grande, Inc.
                                c/o Wells Fargo Bank, N.A.
                                333 South Grand Avenue, Suite 700
                                Los Angeles, California 90071
                                Attn:  Barbara Reeve-Bailey
                                E-mail:  baileyb@wellsfargo.com

      And:                      Dewey Ballantine LLP
                                333 S. Grand Avenue
                                26th Floor
                                Los Angeles, California 90071
                                Attn: Paul R. Walker
                                E-mail: pwalker@deweyballantine.com

      provided that each of Seller and Dewey Ballantine LLP, respectively, may from time to time specify a different address by notice given in accordance with this Section.

      If to Purchaser:          Maguire Partners
                                555 West Fifth Street, Suite 5000
                                Los Angeles, California 90013
                                Attn: Robert F. Maguire III and
                                      Mark T. Lammas
                                E-mail: Robert.Maguire@maguirepartners.com and
                                        Mark.Lammas@maguirepartners.com

      With copies to:           Gilchrist & Rutter Professional Corporation
                                1299 Ocean Avenue, Suite 900
                                Santa Monica, California 90401
                                Attn: Paul S. Rutter, Esq.
                                E-Mail: prutter@grlawyers.com

      provided that each of the Purchaser and Gilchrist & Rutter PC, respectively, may from time to time specify a different address by notice given in accordance with this Section.

The date upon which any such notice shall be deemed given and received shall be:
(i) if hand delivered, on the date of personal presentation; or (ii) if sent by reputable overnight courier service for next day delivery, one (1) Business Day following the delivery of such notice to such courier during normal business hours. Purchaser and Seller shall utilize reasonable efforts to communicate the contents of any notice given by such Person by telephone or e-mail contact on the day of the delivery of such notice to the courier service (the failure to make telephone notice or e-mail notice shall not impair the effectiveness of the courier service notice for the purpose of this Agreement).

            Section 8.02 NO WAIVER. No delay, forbearance or neglect by Purchaser or Seller in the enforcement of any of the conditions of this Agreement or any of Purchaser's or Seller's rights or remedies hereunder shall constitute or be construed as a waiver thereof. No waiver of any provision hereof, or any consent required hereunder or any consent to any departure from this Agreement, shall be effective unless expressly and affirmatively made in writing signed by or on behalf of the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in such writing.

            Section 8.03 BROKERAGE COMMISSIONS. Each of Seller and Purchaser represents and warrants to the other that it has not dealt with any broker or finder in connection with the transaction embodied by this Agreement, there are no commissions due in connection with the transactions contemplated by this Agreement (except that the parties acknowledge that the Purchase Price includes a $2,000,000 commission being paid to Crocker Properties upon the Closing of the transactions described herein) and it has not employed and is obligated to any real estate agent or broker or other broker or finder in connection with such transaction, and Seller and Purchaser shall each indemnify the other from and against any and all claims and liabilities arising from a breach of the representations and warranties made in this Section by the indemnity for any commissions.

            Section 8.04 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party; except that Bunker Hill may assign its rights and obligations under this Agreement to the Operating Partnership or any other Person which owns the entire fifty-eight percent (58%) membership interests in Member LLC and Manager LLC not owned by Seller or to any other Affiliate of Bunker Hill, but such assignment or designation shall not release Bunker Hill of any obligations hereunder.

            Section 8.05 NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement are intended to be solely for the benefit of the parties hereto, and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person or entity.

            Section 8.06 SEVERABILITY. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

            Section 8.07 JURISDICTION. The parties hereto irrevocably consent to submit to the exclusive jurisdiction of the courts of the State of California over any suit, action or proceeding arising out of or related to this Agreement or any other document or instrument executed or delivered by the parties hereto or otherwise related to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, in any jurisdiction in which an action has been brought between a non-party to this Agreement and a party hereto regarding the subject matter of this Agreement, that party may join the other party to this Agreement as a plaintiff or as a defendant (as the case may be) in that action, and the parties to this Agreement may assert in that action any claims or counterclaims arising under this Agreement that either party may have against the other party.

            Section 8.08 TIME OF ESSENCE. Time shall be of the essence of this Agreement.

            Section 8.09 ENTIRE AGREEMENT. This instrument contains and constitutes the entire agreement of Seller and Purchaser regarding the subject matter hereof, and supersedes all prior agreements, written or oral, between the parties regarding the subject matter hereof.

            Section 8.10 AMENDMENT. Except as may be specifically provided otherwise herein, no amendment, change, modification or addition to this Agreement or any part hereof shall be effective unless made in writing and signed by or on behalf of the party to be charged therewith.

            Section 8.11 FURTHER ASSURANCES. Each party shall without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. The provisions of this Section shall survive the Closing.

            Section 8.12 COUNTERPARTS. This Agreement may be executed in counterparts and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

            Section 8.13 ATTORNEYS' FEES. In the event any dispute between Purchaser and Seller should result in litigation, the prevailing party shall be reimbursed for all reasonably costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

            Section 8.14 CONFIDENTIALITY. The terms of this Agreement, and all documents prepared in connection herewith shall be confidential, shall not be disclosed (except for reasonably necessary disclosures to agents, investment bankers, lenders, investors, representatives, lawyers and accountants, and as required by law, including without limitation, as required by State or federal securities laws as reasonably determined by Purchaser's lawyers), and (except for this Agreement and any written agreement fully executed and delivered by and between any of the parties hereto, and except for documents existing as of the date of this Agreement which are discoverable in any litigation or other proceeding involving Seller, on the one hand, and Purchaser, on the other hand) may not be introduced in any such litigation or other proceeding (the same being privileged in the same manner as a settlement offer in litigation).

            Section 8.15 NO RECORDING. This Agreement, or any memorandum hereof, shall not be recorded.

            Section 8.16 JURY TRIAL WAIVER. SELLER AND PURCHASER EACH WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, ACTIONS OR OTHER PROCEEDINGS OF ANY KIND ARISING UNDER OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. SELLER AND PURCHASER EACH ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS TO THE OTHER THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY. SELLER AND PURCHASER EACH AGREES THAT ALL SUCH SUITS, CLAIMS, COUNTERCLAIMS, ACTIONS OR OTHER PROCEEDINGS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY. SELLER AND PURCHASER EACH AGREES THAT THIS SECTION CONSTITUTES WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH SUIT, CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING AND AGREE THAT SELLER AND PURCHASER EACH SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH SUIT, CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING MAY BE PENDING AS STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

      SELLER:                            CROCKER GRANDE INC.,
                                         a California corporation


                                         By: /s/ Mark A. Ingram
                                             -----------------------------------
                                             Name:  Mark A. Ingram
                                                    ----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------


                                         CROCKER PROPERTIES INC.,
                                         a California corporation


                                         By:  /s/ Mark A. Ingram
                                             -----------------------------------
                                             Name:  Mark A. Ingram
                                                    ----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------


      BUNKER HILL:                       MAGUIRE PARTNERS-BUNKER HILL, LTD.,
                                         a California limited partnership

                                         By: Maguire Partners BGHS, LLC,
                                             a California limited liability
                                             company, general partner

                                             By:  Maguire Partners SCS, Inc.,
                                                  a California corporation,
                                                  Its Manager


                                                  By:/s/ Robert F. Maguire III
                                                     ---------------------------
                                                     Its:
                                                         -----------------------

                   SUPPLEMENTAL NORTH TOWER RENT CREDIT RIDER

            The undersigned does hereby evidence its agreement to the provisions of Section 6.09 of the Agreement of Purchase and Sale of Membership Interests ("AGREEMENT") dated as of May 27, 2003, by and between Maguire Partners - Bunker Hill, Ltd., a California limited partnership ("BUNKER HILL"), Crocker Properties, Inc., a California corporation ("PROPERTIES"), and Crocker Grande, Inc., a California corporation ("GRANDE") (all terms used in this Rider shall have the meanings set forth in the Agreement).

            In this regard, the undersigned agrees that if: (i) the purchase and sale of the membership interests of Properties and Grande in North Tower Member, LLC, a Delaware limited liability company, or North Tower Manager, LLC, a Delaware limited liability company, does not occur on or before the Closing Date (in no event later than June 30, 2003), and (ii) Bunker Hill elects to cause Wells Fargo Bank to receive the Supplemental North Tower Rent Credit under
Section 6.09 of the Agreement, then, the undersigned does hereby grant to Wells Fargo Bank the Supplemental North Tower Rent Credit, in the amount equal to the monthly payment which would amortize a loan of One Million Five Hundred Thousand Dollars ($1,500,000) in equal monthly payments over a term of four (4) years with an interest rate equal to the closing yield on four year U.S. Treasuries as published in the Wall Street Journal on the Business Day immediately prior to the Closing Date. If no four year rate is published on such date, then the four year rate shall be interpolated based upon the two closest years published. Bunker Hill shall have the right to terminate the Supplemental North Tower Rent Credit by the payment of $1,500,000 to Wells Fargo Bank, N.A. any time prior to August 1, 2003.

NORTH TOWER, LLC,
a Delaware limited liability company

By:   NORTH TOWER MANAGER, LLC,
      a Delaware limited liability company,
      Its Managing Member

      By:   MAGUIRE PARTNERS-BUNKER HILL, LTD.,
            a California limited partnership,
            Its Administrative Member

            By:   MAGUIRE PARTNERS BGHS, LLC,
                  a California limited liability company,
                  Its General Partner

                  By:   MAGUIRE PARTNERS SCS, INC.,
                        a California corporation,
                        Its Manager


                        By: /s/ Robert F. Maguire III
                            --------------------------------------
                        Name: Robert F. Maguire III
                              -------------------------------
                        Title:
                              ------------------------------

                                LIST OF EXHIBITS

Exhibit A     Description of the Real Estate
Exhibit B     Form of Assignment and Assumption of Membership Interest
Exhibit C     Pro Rated Tenant and Capital Improvements and Leasing Commissions
Exhibit D     Form of Indemnity
Exhibit E     Form of Amendment to Lease
Exhibit F-1   Form of Amendment to Member LLC Agreement
Exhibit F-2   Form of Amendment to Manager LLC Agreement

                                   EXHIBIT A

                         DESCRIPTION OF THE REAL ESTATE

PARCEL 1:

Lot 6 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912, Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County.

EXCEPT therefrom all public streets, highways or other public ways adjoining said Lot 6, all right, title and interest thereto having been conveyed to the City of Los Angeles, by the map of said Tract No. 30780.

Together with that portion of said Lot 6, being a portion of 3rd Street 80 feet wide lying below an elevation of 328 feet based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles effective May 19, 1978 as shown on the map of Tract No. 30780 recorded in Book 912, Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of Los Angeles County, bounded and described as follows:

Beginning at the intersection of the Northwesterly line of Grand Avenue 84 feet wide as shown on said map with the Southwesterly line of 3rd Street 80 feet wide as shown on said map; thence Northwesterly along the certain courses in said Southwesterly line to the Easterly terminus of that certain curve in the Northerly corner of Lot 6, said Tract, shown as being concave Southerly and having a radius of 20 feet; thence Northeasterly along the Northeasterly prolongation of a radial line of said curve which passes through its Easterly terminus to a line parallel with and distant 7 feet Northeasterly measured at right angles from that certain course in said Southwesterly line shown on the map of said tract as having a bearing and length of North 52(degree) 23' 13" West 132.17 feet; thence Southeasterly along said parallel line to a line parallel with and distant 7 feet Northeasterly measured at right angles from that certain course in said Southwesterly line shown as having a bearing and length of North 52(degree) 13' 12" West 162.94 feet; thence Southeasterly along said last mentioned parallel line to the Northeasterly prolongation of said Northwesterly line; thence Southwesterly along said last mentioned Northeasterly prolongation to the point of beginning, as provided in the deed from the City of Los Angeles, recorded July 7, 1980 as Instrument No. 80-647237, Official Records.

Together with that portion of said Lot 6, being that portion of 3rd Street 80 feet wide lying below an elevation of 328 feet based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles effective May 19, 1978 as shown on the map of Tract No. 30780 recorded in Book 912, Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of Los Angeles County, bounded and described as follows:

Beginning at the most Northerly corner of that portion of 3rd Street vacated by instrument recorded as Instrument No. 80-643546 in Official Records of Los Angeles County; thence Northerly along the Northeasterly extension of the Northeasterly line of said vacated portion a distance of 5 feet; thence Southwesterly at right angles to a curve being the boundary of the right of way of Hope Street and Third Street, then Southeasterly along said curve to Northwesterly boundary of said vacated portion of 3rd Street; thence Northeasterly along said Northwesterly boundary to the point of beginning, as provided in the deed from the City of Los Angeles, recorded November 18, 1981 as Instrument No. 81-1142402, Official Records.

EXCEPTING that portion of said land described as follows:

Beginning at a point in the Southeasterly line of said Lot 6 that is distant thereon North 37(degree) 50' 12" East 6.16 feet from the most Southerly corner of said Lot 6; thence along said Southeasterly line, South 37(degree) 50' 12" West 6.16 feet to said most Southerly corner; thence along the Southwesterly line of said Lot 6, North 52(degree) 7' 40" West 317.76 feet to the most Westerly corner of said Lot 6; thence along the Northwesterly line of said Lot 6, North 41(degree) 32' 58" East 6.17 feet; thence leaving said Northwesterly line South 52(degree) 9' 48" East 30.94 feet; thence South 37(degree) 50' 12" West 2.00 feet; thence South 52(degree) 9' 48" East 95.885 feet; thence South 70(degree) 9' 48" East 2.45 feet; thence South 52(degree) 9' 48" East 0.77 feet; thence North 82(degree)50' 12" East 2.45 feet; thence South 52(degree)9' 48" East 95.885 feet; thence North 37(degree) 50' 12" East 2.00 feet; thence South 52(degree) 9' 48" East 90.42 feet to the point of beginning.

ALSO EXCEPTING from all of the above described land, all oil, gas and other mineral substances, together with the right to extract such substances, provided that the surface opening of a well, hole, shaft or other means of reaching or moving such substances shall not be located within the Bunker Hill Urban Renewal Project Areas, as recorded in Book M335, Page 106, Official Records, and shall not penetrate any part of portion of said project area within 500 feet of the surface thereof, as reserved in various deeds of record, among them being the deed recorded May 20, 1966 in Book D3311, Page 794, Official Records.

ALSO EXCEPTING and reserving to the City of Los Angeles, all oil, gas, water and mineral rights without, however, the right to use the surface of the said land or any portion thereof to a depth of 500 feet below the surface for the extraction of such oil, gas, water or minerals, as provided in the deed from the City of Los Angeles recorded July 7, 1980 as Instrument No. 80-647237, Official Records.

ALSO reserving to the City of Los Angeles, all oil, gas, water and mineral rights without, however the right to use the surface of the said land or any portion thereof to a depth of 500 feet below the surface for the extraction of such oil, gas, water or minerals, as provided in the deed from the City of Los Angeles, recorded November 18, 1981 as Instrument No. 81-1142402, Official Records.

PARCEL 2:

Those portions of Lots 5 and 6 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912, Pages 39 to 45 (inclusive) of Maps, in the office of the County Recorder of said County, lying at elevation 381.25, [ based on City of Los Angeles Datum U.S.G.S. Mean sea level based on City of Los Angeles Datum U.S.G.S. Mean sea level (1970 adjust) ], described as follows:

Beginning at a point in the Northeasterly line of the land described in the deed recorded March 13, 1981 as Instrument No. 81-320601, Official Records, distant thereon 17.2 feet more or less from its intersection with the Southeasterly line of Hope Street, as shown on the Map of said Tract; leaving said line South 37 degrees 50 minutes 12 seconds West a distance of 91.2 feet more or less to an angle point; thence reversing direction North 82 degrees 50 minutes 12 seconds East a distance of 115.1 feet more or less to a point; thence North 37 degrees 50 minutes 12 seconds East a distance of 2.1 feet more or less to the Northeasterly line described in the last mentioned deed; thence along said Northeasterly line North 52 degrees 09 minutes 48 seconds West a distance of
67.6 feet more or less; thence North 37 degrees 50 minutes 12 seconds East

2.00 feet; thence North 52 degrees 09 minutes 48 seconds 13.73 feet more or less to the point of beginning.

PARCEL 3:

All easements, rights, covenants, conditions and restrictions more particularly described in that certain reciprocal easement and operating agreement executed by Maguire Partners-Crocker Properties Phase I, a California limited partnership and Maguire Partners-Crocker Properties-South Tower, a California limited partnership, dated as of December 20, 1982 and recorded in the Official Records of Los Angeles County, California on December 22, 1982 as Instrument No. 82-1279467, Official Records.

                                    EXHIBIT B

                ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST

         THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (this "ASSIGNMENT") is made and entered into as of the ___ day of _______, 2003, by and between CROCKER GRANDE, INC., a California corporation ("CROCKER GRANDE") and CROCKER PROPERTIES, INC., a California corporation ("CROCKER PROPERTIES") (Crocker Grande and Crocker Properties are hereinafter collectively referred to as "ASSIGNOR") having an office at c/o Wells Fargo, N.A., 333 South Grand Avenue, Suite 700, Los Angeles, California 90071 and___________________________,
a _____________ having an office at 555 West Fifth Street, Suite 5000, Los Angeles, CA, 90013 (the "ASSIGNEE").

                                    RECITALS

         North Tower LLC ("PROPERTY LLC") is a Delaware limited liability company which owns the 54-story office tower known as the Wells Fargo Tower, having an address of 333 South Grand Avenue, Los Angeles, California 90071. Pursuant to an Amended and Restated Operating Agreement of Property LLC dated April 27,1998, Property LLC has two members: North Tower Manager, LLC ("MANAGER LLC") which owns 0.5% of the membership interests in Property LLC; and North Tower Member, LLC ("MEMBER LLC") which owns 99.5% of the membership interests in Property LLC. Pursuant to the Operating Agreement of Manager LLC dated April 27, 1998 (as amended, the "MANAGER OPERATING AGREEMENT") and the Operating Agreement of Member LLC dated April 27, 1998 (as amended, the "MEMBER OPERATING AGREEMENT") Assignor is the owner of a 42% interest in each of Manager LLC and Member LLC.

         Pursuant to the Agreement of Purchase and Sale between Assignor, as seller, and Maguire Partners-Bunker Hill, Ltd., as purchaser, dated May 29, 2003 ("AGREEMENT OF SALE"), (A) Crocker Grande wishes to assign to Assignee and Assignee wishes to acquire, (i) Crocker Grande's 42% Percentage Interest in Manager LLC; (ii) all rights of Crocker Grande as a Member of Manager LLC; (iii) all right, title and interest of Crocker Grande in and to profits, losses, distributions and capital accounts in Manager LLC; (iv) all rights of Crocker Grande in and to the cash and cash reserves held by Manager LLC, including but not limited to all cash reserves supporting obligations owed to one or more Lenders of Property LLC and/or Manager LLC (the rights, titles and interests referred to in clauses (i), (ii), (iii) and (iv) are collectively referred to herein as the "MANAGER INTERESTS"); and (B) Crocker Properties wishes to assign to Assignee and Assignee wishes to acquire, (i) Crocker Properties' 42% Percentage Interest in Member LLC; (ii) all rights of Crocker Properties as a Member of Member LLC; (iii) all of the rights, title and interests of Crocker Properties in and to profits, losses, distributions and capital accounts in Member LLC; (iv) all rights of Crocker Properties in and to cash and cash reserves held by Member LLC, including but not limited to all cash reserves supporting obligations owed to one or more Lenders of Property LLC and/or Member LLC (the rights, titles and interests referred to in clauses (i), (ii), (iii) and (iv) are collectively referred to herein as the "MEMBER INTERESTS"). The Manager Interests and the Member Interests are, collectively, the "INTEREST", which Interest constitutes all of Crocker Grande's right, title and interest in and to Manager LLC and all of Crocker Properties' right, title and interest in and to Member LLC, as hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee agree as follows:

         1. ASSIGNMENT OF MEMBERSHIP INTEREST. Assignor hereby assigns, transfers and sets over unto Assignee the Interest free and clear of any lien or encumbrance on, security interest in or claim to or against the Interest.

         2. ASSUMPTiON OF MEMBERSHIP INTEREST. Assignee hereby assumes all of the obligations of Assignor with respect to the Interest arising upon and after the transfer of the Interest effected by this Assignment.

         3. EFFECTIVE DATE. The assignment and assumption herein made are effective as of the date of this Assignment.

         4. REPRESENTATIONS OF ASSIGNOR.

            (a) Title to Interest. Assignor represents and warrants to Assignee that: (a) Assignor is the sole owner of the Interest, free and clear of any lien or encumbrance on, security interest in or claim thereto, or of any prohibitions on transfer, and (b) Assignor has the power and authority to assign the Interest.

            (b) Existence of Assignor. Each Assignor is a corporation which is duly formed, organized, validly existing and in good standing under the laws of the State of California.

            (c) Authority of Assignor. Each Assignor has full power, right and authority to enter into this Assignment.


            (d) Authorization of Transaction. This Assignment has been duly authorized by all necessary corporate action of each Assignor.


            (e) Compliance with Agreements. The execution and delivery of this Assignment will not (a) violate any provisions of the certificate of incorporation or bylaws of either Assignor, (b) violate, conflict with, or, with or without notice or the passage of time, result in a breach of, constitute a default under or accelerate the performance required by, any of the terms or provisions of any instrument, indenture, contract, agreement, franchise or permit to which either Assignor is a party or by which either Assignor is bound, or (c) violate or conflict with any applicable regulations of any Governmental Authority, or any judgment, order or decree of any court having jurisdiction over either Assignor or its properties. No consent, approval, order, authorization, designation, registration, declaration or filing of, with or by any third party or Governmental Authority is required for the execution of this Assignment by either Assignor, except any consent which may be specified in the Agreement of Sale which shall have been obtained by the execution and delivery of this Assignment.

         5. REPRESENTATIONS OF ASSIGNEE.

            (a) Existence of Assignee. Assignee is a _____________ which is duly formed, organized, validly existing and in good standing under the laws of the State of ______________.

            (b) Authority of Assignee. Assignee has full power, right and authority to enter into this Assignment.


            (c) Authorization of Transaction. This Assignment has been duly authorized by all necessary [corporate/partnership/limited liability company] action of Assignee.

            (d) Compliance with Agreements. The execution and delivery of this Assignment will not (a) violate any provisions of the certificate of incorporation or bylaws of Assignee, (b) violate, conflict with, or, with or without notice or the passage of time, result in a breach of, constitute a default under or accelerate the performance required by, any of the terms or provisions of any instrument, indenture, contract, agreement, franchise or permit to which Assignee is a party or by which Assignee is bound, or (c) violate or conflict with any applicable regulations of any Governmental Authority, or any judgment, order or decree of any court having jurisdiction over Assignee or its properties. No consent, approval, order, authorization, designation, registration, declaration or filing of, with or by any third party or Governmental Authority is required for the execution of this Assignment by Assignee, except any consent which may be specified in the Agreement of Sale which shall have been obtained by the execution and delivery of this Assignment.

         6. FUTURE COOPERATION. Assignor and Assignee shall cooperate from and after the date hereof with respect to the supplying of information reasonably requested by the other regarding the transaction embodied by this Assignment or any matter related thereto or related to Member LLC or Manager LLC or the Interest. Assignor and Assignee, respectively, shall at any time, and from time to time, promptly execute, acknowledge and deliver all further instruments and documents, and take all further actions that may be reasonably necessary or desirable, or that Assignor or Assignee, respectively, may reasonably request, in order to evidence or effect the agreement and assignment made or intended to be made under this Assignment. All reasonable out of pocket costs (excluding overhead costs) incurred by either party in cooperation with the reasonable request of the other party shall be borne by the requesting party. Assignee shall use reasonable efforts to cause Member LLC and Manager LLC to deliver to Assignor on or before March 15, 2004, subject to extension if Member LLC or Manager LLC files for and receives an extension of the deadline for filing their tax returns, at no cost to Assignor, true, correct and complete copies of the federal, state and local (if any) income tax returns of Member LLC and Manager LLC for the current fiscal year of Member LLC and Manager LLC, with Assignor's Schedule K-l attached to the federal return, and cause Member LLC and Manager LLC to furnish Assignor, within a reasonable time after request, such information relating to such income tax returns and the affairs of Member LLC and Manager LLC as Assignor may reasonably request from time to time for purposes of filing Assignor's federal, state and local (if any) income tax returns and related filings.

            7. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

            8. MODIFICATION AND WAIVER. No supplement, modification, waiver or termination of this Assignment or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

            9. ENTIRE AGREEMENT. This Assignment, together with the Survival Provisions, as that term is defined in the Agreement of Sale, represents the entire agreement between the parties hereto and supersedes all prior understandings, oral or written, between Assignor and Assignee and may not be amended except by a writing signed by Assignor and Assignee.

            10. COUNTERPARTS. This Assignment maybe executed in two or more counterparts, each of which shall for all purposes be deemed to constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof when taken together, bear the signatures of each of the parties hereto.

            11. CAPTIONS. Captions and other headings of this Assignment are for convenience of reference only and in no way define, limit, prescribe, expand or otherwise alter the scope or intent of this Assignment or in any way affect this Assignment or any provision hereof.

            12. INTERPRETATION. Words in the singular shall be held to include the plural and vice versa. Words of one gender shall be held to include the other genders as the context requires. The terms "hereof;" "herein" and "herewith" and words of similar import shall be construed to refer to this Assignment in its entirety and not to any particular provision unless otherwise stated. The word "person" shall mean any natural person, partnership, corporation and any other form of business or legal entity. Terms not defined herein shall have the meaning for such term set forth in the Agreement of Sale.

            13. CONSTRUCTION. This Assignment shall be construed without regard to any presumption or title requiring construction against the party drafting or causing any instrument to be drafted.

            14. GOVERNING JURISDICTION. This Assignment shall be construed and enforced in accordance with and governed by the laws of the State of California.


            15. JURISDICTION. The parties hereto irrevocably consent to submit to the exclusive jurisdiction of the courts of the State of California and of the United States District Court for the Central District of California over any suit, action or proceeding arising out of or related to this Assignment or any other document or instrument relating to this Assignment.

            16. ATTORNEYS' FEES. In the event any dispute between any Assignor and Purchaser should result in litigation, the prevailing party shall be reimbursed for all reasonably costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

            17. NO THIRD PARTY BENEFICIARIES. The provisions of this Assignment are intended to be solely for the benefit of Assignor and Assignee and their respective successors and assigns, and none of the provisions of this Indemnity are intended to be, nor shall they be construed to be, for the benefit of any third person or entity.

            18. CONFIDENTIALITY. The terms of this Assignment, and all documents prepared in connection herewith shall be confidential, shall not be disclosed (except for reasonably necessary disclosures to agents, lenders, investors, representatives, lawyers and accountants, and as required by law, including, without limitation, any applicable securities laws), and (except for this Assignment and any written agreement fully executed and delivered by and between any of the parties hereto, and except for documents existing as of the date of this Assignment which are discoverable in any litigation or other proceeding involving Assignor, on the one hand, and Assignee, on the other hand) may not be introduced in any such litigation or other proceeding (the same being privileged in the same manner as a settlement offer in litigation).

            19. SERVICE. The parties hereto irrevocably consent to service of process in any suit, action or proceeding within the State of California arising out of or related to this Assignment or any other document or instrument relating to this Assignment sent by reputable overnight courier service, for next day delivery or by hand delivery to the following persons at the following addresses:

                  Assignor:

                  Crocker Grande, Inc.
                  c/o Wells Fargo Bank, N.A.
                  333 South Grand Avenue, Suite 700
                  Los Angeles, California 90071
                  Attn:  Mark Ingram, Senior Vice President
                  E-mail: ingramm@wellsfargo.com

                  With copies to:

                  Crocker Properties, Inc.
                  c/o Wells Fargo Bank, N.A.
                  333 South Grand Avenue, Suite 700
                  Los Angeles, California 90071
                  Attn:  Barbara Reeve-Bailey
                  E-mail: baileyb@wellsfargo.com

                  and

                  Dewey Ballantine LLP
                  333 South Grand Avenue, 26th Floor
                  Los Angeles, California 90071
                  Attn: Paul R. Walker, Esq.
                  E-Mail: pwalker@dbllp.com
                  provided that each such person may from time to time specify a different person or address by written notice given in the same manner as aforesaid for service.

                  Assignee:

                  Maguire Partners
                  555 West Fifth Street, Suite 5000
                  Los Angeles, California 90013
                  Attn: Robert F. Maguire III and Mark T. Lammas, Esq. E-mail: robert.maguire@maguirepartners.com
                             mark.lammas@maguirepartners.com

                  With copies to:

                  Gilchrist & Rutter Professional Corporation
                  1299 Ocean Avenue, Suite 900
                  Santa Monica, California 90401
                  Attn:  Paul S. Rutter, Esq.
                  E-mail: prutter@grlawyers.com

                  provided that each such person may from time to time specify a different person or address by written notice given in the same manner as aforesaid for service.

         The date upon which any such notice shall be deemed given and received shall be: (i) if hand delivered, on the date of personal presentation; or (ii) if sent by reputable overnight courier service for next day delivery, two (2) business days following the delivery of such notice to such courier. The parties hereto shall utilize best efforts to communicate the contents of any notice given by such Person by telephone or e-mail on the day of the delivery of such notice to the courier service (the failure to make telephone notice or e-mail notice shall not impair the effectiveness of the courier service notice for the purpose of this Agreement).

         IN WITNESS WHEREOF, this Assignment is executed as of the day and year first above written.

                          ASSIGNOR:

                          CROCKER GRANDE, INC.,
                          a California corporation

                          By:
                                   ----------------------------------
                                   Mark A. Ingram
                                   Senior Vice President

                          CROCKER PROPERTIES, INC.,
                          a California corporation

                          By:
                                   ----------------------------------
                                   Mark A. Ingram
                                   Executive Vice President

                          ASSIGNEE:


                          -----------------------------------------
                          -----------------------------------------
                          -----------------------------------------

                                    EXHIBIT C

        TENANT IMPROVEMENT, CAPITAL EXPENDITURES AND LEASING COMMISSIONS

WELLS FARGO TOWER
CAPITAL COST OBLIGATIONS PENDING

  Dewey Ballantine                           97,524
  La Petite Boulangerie                      7,345
  LAUSD Extension                            317,202
  Copy Page                                  5,659
  Bank One                                   194
  Merrill                                    12,112
  Zevnick Horton                             109,989
  Roebecks                                   2,835
  Payden & Rygel                             1,828,120

  Total                                      2,380,980



Excluded From Schedule
  Gibson Dunn & Crutcher                     14,430,025

                                    EXHIBIT D

                                    INDEMNITY

         THIS INDEMNITY, dated _________, 2003 (this "INDEMNITY") is made by NORTH TOWER MEMBER, LLC, a Delaware limited liability company ("MEMBER LLC"), and NORTH TOWER MANAGER, a Delaware limited liability company, having an address at 555 West Fifth Street, Suite 5000, Los Angeles, CA, 90013 ("MANAGER LLC", and collectively with Member LLC, "INDEMNITOR") for the benefit of CROCKER GRANDE, INC., a California corporation ("CROCKER GRANDE") and CROCKER PROPERTIES, INC., a California corporation ("CROCKER PROPERTIES") (Crocker Grande and Crocker Properties are hereinafter collectively referred to as "SELLER") having an office at c/o Wells Fargo Bank, N.A., 333 South Grand Avenue, Suite 700, Los Angeles, California 90071.

                                    RECITALS

         North Tower LLC ("PROPERTY LLC") is a Delaware limited liability company which owns the 54-story office tower known as the Wells Fargo Tower, having an address of 333 South Grand Avenue, Los Angeles, California 90071. Pursuant to an Amended and Restated Operating Agreement of Property LLC dated April 27, 1998, Property LLC has two members: Manager LLC, which owns 0.5% of the membership interests in Property LLC, and Member LLC, which owns 99.5% of the membership interests in Property LLC. Pursuant to the Operating Agreement of Manager LLC dated April 27,1998 (as amended, the "MANAGER OPERATING AGREEMENT") and the Operating Agreement of Member LLC dated April 27,1998 (as amended, the "MEMBER OPERATING AGREEMENT"), Seller is the owner of a 42% interest in each of Manager LLC and Member LLC.

         Seller and Maguire Partners - Bunker Hill, Ltd., a California limited partnership ("BUNKER HILL"), have entered into an Agreement of Purchase and Sale ("AGREEMENT OF SALE") dated as of May 29, 2003, for the purchase and sale of:
(A) (i) Crocker Grande's 42% Percentage Interest in Manager LLC; (ii) all rights of Crocker Grande as a Member of Manager LLC; (iii) all right, title and interest of Crocker Grande in and to profits, losses, distributions and capital accounts in Manager LLC; (iv) all rights of Crocker Grande in and to the cash and cash reserves held by Manager LLC, including but not limited to all cash reserves supporting obligations owed to one or more Lenders of Property LLC and/or Manager LLC ((the rights, titles and interests referred to in clauses
(i), (ii), (iii) and (iv) are collectively referred to herein as the "MANAGER INTERESTS"); and (B) (i) Crocker Properties' 42% Percentage Interest in Member LLC; (ii) all rights of Crocker Properties as a Member of Member LLC; (iii) all of the rights, title and interests of Crocker Properties in and to profits, losses, distributions and capital accounts in Member LLC; (iv) all rights of Crocker Properties in and to cash and cash reserves held by Member LLC, including but not limited to all cash reserves supporting obligations owed to one or more Lenders of Property LLC and/or Member LLC (the rights, titles and interests referred to in clauses (i), (ii), (iii) and (iv) are collectively referred to herein as the "MEMBER INTERESTS"). The Manager Interests and the Member Interests are, collectively, the "INTEREST", which Interest constitutes all of Crocker Grande's right, title and interest in and to Manager LLC and all of Crocker Properties' right, title and interest in and to Member LLC. To induce Seller to enter into the Agreement of Sale, Indemnitor has agreed to execute and deliver an indemnity in favor of Seller.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Indemnitor hereby covenants, agrees with, represents and warrants to the Seller Parties as follows:

         1. DEFINITIONS.


Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified throughout this Agreement.

"AFFILIATE"                                         As defined in the Agreement
                                                    of Sale (such definition in
                                                    the Agreement of Sale
                                                    together with all other
                                                    terms and provisions of the
                                                    Agreement of Sale necessary
                                                    for the enforcement of this
                                                    Agreement shall survive the
                                                    closing and transfer of the
                                                    Interests contemplated by
                                                    the Agreement of Sale).

"AGREEMENT OF SALE"

                                                    As defined in the Recital
                                                    hereof.

"ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST"  As defined in the Agreement of Sale.

"BUNKER HILL"                                       As defined in the Recital
                                                    hereof.

"BUSINESS DAY"                                      Any day that is not a
                                                    Saturday, Sunday, or a state
                                                    or federal holiday in the
                                                    Los Angeles, California
                                                    area.

"CLOSING"                                           The transfer of the Interest
                                                    from Seller to Bunker Hill
                                                    (or its designee) in
                                                    accordance with the
                                                    Agreement of Sale.

"INDEMNIFIED MATTERS"                               As defined in Section 2.1
                                                    hereof.

"INDEMNITOR"                                        As defined in the Preamble
                                                    hereof.

"INDEMNITY"                                         As defined in the Preamble
                                                    hereof.

"INTEREST"                                          As defined in the Preamble
                                                    hereof.

"LENDER"                                            Any lender, or its
                                                    successors and assigns, to
                                                    any of Property LLC, Member
                                                    LLC, and/or Manager LLC in
                                                    connection with any
                                                    outstanding financing of the
                                                    Real Property and/or the
                                                    LLCs and any rating agencies
                                                    rating the securities with
                                                    respect thereto.

"LLCS"                                              Collectively, Property LLC,
                                                    Manager LLC and Member LLC.

"MANAGER LLC"                                       As defined in the preamble
                                                    hereof.

"MANAGER OPERATING AGREEMENT"                       As defined in the Recital
                                                    hereof.

"MEMBER"                                            Any member of Manager LLC or
                                                    Member LLC.



"MEMBER LLC"                                        As defined in the preamble
                                                    hereof.

"PERSON"                                            Any natural person.
                                                    partnership, corporation
                                                    limited liability company
                                                    and any other form of
                                                    business or legal entity.

"PROPERTY"                                          Collectively, the Real
                                                    Property, all of the
                                                    buildings constituting the
                                                    Wells Fargo office tower and
                                                    all other improvements on
                                                    the Real Property owned by
                                                    Property LLC, all leases,
                                                    subleases, licenses, tenancy
                                                    or occupancy agreements and
                                                    operating agreements with
                                                    tenants and occupants
                                                    occupying space on the Real
                                                    Property and all amendments,
                                                    modifications and
                                                    supplements thereto,
                                                    including, without
                                                    limitation, all security
                                                    deposits and advance
                                                    payments of rents and other
                                                    charges held by Property LLC
                                                    in connection with said
                                                    leases and other agreements,
                                                    collectively, all service
                                                    contracts, maintenance
                                                    agreements, equipment leases
                                                    and other contracts and
                                                    agreements providing for the
                                                    furnishing of goods,
                                                    equipment and services in
                                                    connection with the
                                                    maintenance and operation of
                                                    the Real Property in the
                                                    ordinary course of business
                                                    and all trade names, logos,
                                                    marks, trademarks, service
                                                    marks, symbols and items of
                                                    identification relative to
                                                    the Real Property.

"PROPERTY LLC"                                      As defined in the Recital
                                                    hereof.

"PROPERTY LLC AGREEMENT"                            Amended and
                                                    Restated Operating Agreement
                                                    of Property LLC dated as of
                                                    April 27, 1998, as amended.

"PROPERTY MANAGEMENT AGREEMENT"                     Amended and Restated
                                                    Property Management
                                                    Agreement between Maguire
                                                    Partners Development, Ltd.
                                                    and Property LLC dated as of
                                                    April 27, 1998, as amended.

"PURCHASER"                                         As defined in the Agreement
                                                    of Sale.

"REAL PROPERTY"                                     The fee simple interest of
                                                    Property LLC in the real
                                                    estate described in Exhibit
                                                    "A" annexed hereto, together
                                                    with all buildings and
                                                    improvements situated
                                                    thereon, all easements,
                                                    rights, privileges and
                                                    appurtenances belonging
                                                    thereto, including, among
                                                    other things, all of the
                                                    buildings constituting the
                                                    Wells Fargo office tower and
                                                    all other improvements
                                                    thereon, and subject to all
                                                    matters and defects of title
                                                    now existing and hereafter
                                                    created.

"SELLER"                                            As defined in the Recital
                                                    hereof.

"TRANSACTION DOCUMENTS"                             Collectively, the Agreement
                                                    of Sale, the Assignment and
                                                    Assumption of Membership
                                                    Interest, the Manager
                                                    Operating Agreement, the
                                                    Member Operating Agreement,
                                                    the Property LLC Operating
                                                    Agreement, the Property
                                                    Management Agreement, any
                                                    loan documents in connection
                                                    with the Property, and any
                                                    other documents and
                                                    instruments related to any
                                                    of the foregoing, the
                                                    Property, or the LLCs.

"WELLS FARGO LEASE"                                 The Office Lease dated May
                                                    22, 1980, by and between
                                                    Wells Fargo Bank, NA and
                                                    Property LLC, as
                                                    successor-in-interest to
                                                    Maguire Partners-Crocker
                                                    Properties Phase I, a
                                                    California limited
                                                    partnership, as amended.

         1.1 Captions. Captions and other headings of this Indemnity are for convenience of reference only and in no way define, limit, prescribe, expand or otherwise alter the scope or intent of this Indemnity or in any way affect this Indemnity or any provision hereof.

         1.2 Interpretation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires. The terms "hereof" "herein" and `herewith" and words of similar import shall be construed to refer to this Indemnity in its entirety and not to any particular provision unless otherwise stated. The use herein of the word "including" when following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

            1.3 Governing Law . This Indemnity shall be construed and enforced in accordance with and governed by the substantive laws of the State of California.


            1.4 Construction. All parties to this Indemnity have been represented by counsel, and this Indemnity has been the subject of extensive review and negotiation. This Indemnity shall be construed without regard to any presumption or rule requiring construction against the party drafting or causing any instrument to be drafted. It is the intention of the parties hereto that each of the provisions of this Indemnity be interpreted in such a manner as to sustain the enforceability of such provision. Thus, in all cases in which one or more constructions of such provision would result in the determination that such provision is unenforceable, the parties hereto intend that construction of the provision that would result in the provision being enforceable.

         2. INDEMNITY.

            2.1 Indemnified Matters. Indemnitor shall, jointly and severally, at its sole cost and expense, indemnify, protect and save Seller and Seller's Affiliates harmless against and from any and all damages, losses, liabilities, claims, demands, injuries, deficiencies, judgments, suits, proceedings, and costs or expenses arising therefrom (including, without limitation, reasonable attorneys' fees and disbursements of attorneys that are selected by Seller in its sole discretion) (collectively, "CLAIMS") of any kind or of any nature whatsoever (collectively, the "INDEMNIFIED MATTERS") which may be imposed upon, incurred by or awarded against Seller and arising at any time out of, as a result of, in connection with, or with respect to:

               (a) The Property or any portion thereof, the Interests or any portion thereof, the LLCs, any Transaction Documents (excluding the Agreement of Sale and Assignment and Assumption of Membership Interest except as described in clause (c) below), excluding (i) any Claims arising out of the acts of any Seller constituting negligence or willful misconduct and (ii) all representations, warranties, covenants, duties, liabilities and obligations arising under or in connection with the Wells Fargo Lease.

               (b) Any actions or inactions of Bunker Hill or any other parties to any of the Transaction Documents which constitute negligence or willful misconduct;

               (c) The breach of any covenant or any express representation or warranty made by Bunker Hill and/or its nominee under the Agreement of Sale, the Assignment and Assumption of Membership Interest, this Indemnity, or any other document or instrument entered into in connection with any of the transactions described herein; and

               (d) The defense of any action or proceeding brought against Seller in respect of any Claims described in whole or in part by any of Subparagraphs (a)-(c) of this Section 2.1.

            2.2 Payment. Seller may submit invoices, statements, bills or other requests for payment or for reimbursement in respect of any of the Indemnified Matters. Indemnitor shall promptly reimburse Seller for any Indemnified Matters incurred by Seller within thirty (30) days of Indemnitor's receipt of any request for payment or for reimbursement from Seller. The Indemnified Matters shall include, without limitation, the reasonable attorneys fees and disbursements incurred by Seller for attorneys selected by Seller in its sole discretion in (a) any bankruptcy proceeding (i) of Indemnitor or (ii) affecting any Indemnified Matter or any rights or interests of any Seller hereunder, or (b) exhausting all court appeals for any Indemnified Matter which is decided against Seller by any court or Governmental Authority of competent jurisdiction; provided, however, that Seller shall have no obligation to appeal any such Indemnified Matter.

            2.3 Rights of Seller. Indemnitor authorizes Seller, without giving notice to Indemnitor or obtaining Indemnitor's consent and without affecting the liability of Indemnitor, from time to time to: (a) renew or extend all or any portion of Bunker Hill's obligations under the Agreement of Sale; (b) make non-material changes in the dates specified for payments of any sums payable under the Agreement of Sale; (c) with Bunker Hill's consent otherwise modify the terms of the Agreement of Sale; (d) take and hold security for the performance of Bunker Hill's obligations under the Agreement of Sale and exchange, enforce, waive and release any such security; (e) apply such security and direct the order or manner of sale thereof as Seller in its discretion may determine; (f) release, substitute or add any one or more indemnitors or guarantors of Bunker Hill's obligations under the Agreement of Sale; and (g) apply payments received by Seller from Bunker Hill to any obligations of Bunker Hill to Seller as Seller shall determine in its sole discretion, whether or not any such obligations are covered by this Indemnity.

            2.4 Waivers. Indemnitor waives: (a) any defense based upon any legal disability or other defense of Bunker Hill, any other indemnitor or guarantor or other person, or by reason of the cessation or limitation of the liability of Bunker Hill; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Bunker Hill or any principal of Bunker Hill or any defect in the formation of Bunker Hill or any principal of Bunker Hill; (c) any and all rights and defenses arising out of an election of remedies by Seller; (d) any defense based upon Seller's failure to disclose to Indemnitor any information concerning Bunker Hill's financial condition or any other circumstances bearing on Bunker Hill's ability to pay; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (f) any right of subrogation, any right to enforce any remedy which Seller may have against Bunker Hill and any right to participate in, or benefit from, any security now or hereafter held by Seller; (g) presentment, demand, protest and notice of any kind; (h) the benefit of any statute of limitations affecting the liability of Indemnitor hereunder or the enforcement hereof; and (i) any right to cause a marshalling of Indemnitor's assets or to proceeds against Indemnitor in any particular order. Without limiting the generality of the foregoing or any other provision hereof, Indemnitor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Indemnitor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections. Finally, Indemnitor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Agreement of Sale shall similarly operate to toll the statute of limitations applicable to Indemnitor's liability hereunder.

            2.5 Enforceability of Indemnity and other InstrumentS. Indemnitor shall not challenge the validity or enforceability of this Indemnity in any action or proceeding brought in any jurisdiction or any forum whatsoever.

            2.6 Subrogation. Indemnitor shall be subrogated to all rights of Seller against any third party (but not against any of Seller's agents, Affiliates, attorneys, accountants, advisors or representatives or the members, partners, shareholders, officers, directors or employees of any of them) giving rise to the Indemnified Matters. Seller will cooperate, at no cost or expense to Seller, with Indemnitor in pursuing Indemnitor's subrogation rights.

         3. MATTERS NOT AFFECTING INDEMNIFIED MATTERS.

            3.1 Indemnified Matters Unconditional. To the fullest extent permitted by law, the covenants, obligations and liabilities of Indemnitor hereunder shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, Indemnitor:

               (a) Invalidity Unenforceability of Documents. The invalidity or unenforceability of all or any portion of one or more of the Agreement of Sale or any other Transaction Documents;

               (b) Modification or Release of Indemnified Matters. The compromise, settlement or release of any claim or counterclaim in respect of any Indemnified Matters.

               (c) Failure to Give Notice. The failure to give notice to Indemnitor of the occurrence of any breach by Indemnitor (or its Affiliates) of any or all its obligations under this Indemnity, or the Agreement of Sale or any other Transaction Documents without limiting the notice requirements for notice to Indemnitor under this Indemnity;

               (d) Extension of Time. The extension of time for the payment of any amounts required to be paid by Indemnitor (or its Affiliates) or of time for the performance of any other Indemnified Matter;

               (e) Modification of Agreements. The modification or amendment (whether material or otherwise) of any term, duty, obligation, covenant or agreement set forth in the Agreement of Sale or any other Transaction Documents, heretofore or hereafter made;

               (f) Actions or Omissions of any Party. Any delay by any party to any of the Transaction Documents, including, without limitation, Seller, in taking any action or to pursue any right or remedy under any of the Transaction Documents or any other documents related to the Property or any of the Interests;

               (g) Actions or Omissions of Seller. The taking or delay in taking or the failure to take any action or to pursue any right or remedy by Seller under this Indemnity or under the Agreement of Sale or any other Transaction Documents.

               (h) Failure to Preserve Enforceability of Documents. Any failure by Seller to preserve the enforceability of the Agreement of Sale or any other Transaction Documents, or to preserve rights against any of the parties thereto or hereto; or

               (i) Sale of the Property. Any sale or transfer of the Property.

         4. REPRESENTATIONS AND WARRANTIES.


            4.1 Representations and Warranties of Indemnitor. Indemnitor hereby represents and warrants to Seller that:


               (a) Due Formation. Each Indemnitor is a limited liability company which is duly formed, organized, validly existing and in good standing under the laws of the State of Delaware;

               (b) Authority. Each Indemnitor has the power, right and authority to enter into and perform this Indemnity;

               (c) Authorization of Indemnity. This Indemnity has been duly authorized by all necessary limited liability company action of each Indemnitor;

               (d) No Violations. Neither this Indemnity, the execution, delivery and performance hereof, nor the performance of the agreements herein contained will violate any statute, ordinance, regulation court order or decree or any other agreement to which any Indemnitor is subject; and

               (e) Binding Agreement. This Indemnity constitutes a valid and binding agreement enforceable against Indemnitor in accordance with its terms.

         5. COVENANT.


            5.1 Prohibition on Transfer. For the twelve (12) month period following the Closing: (i) Indemnitor shall not transfer any of its membership interests in Property LLC; (ii) Indemnitor shall continue to own collectively 100% of the membership interests in Property LLC and (iii) Property LLC shall not transfer the Property, or any portion thereof or any interest therein.

         6. MISCELLANY.


            6.1 No Right to Jury Trial. Indemnitor hereby waives the right of trial by jury in the event of any litigation between Seller and Indemnitor in respect of any matter arising out of this Indemnity.

            6.2 Separate Causes of Action. Each and every default by Indemnitor under this Indemnity shall give rise to a separate cause of action under this Indemnity, and separate suits may be brought under this Indemnity as each cause of action arises.

            6.3 Expenses. Indemnitor shall pay all costs, fees and expenses (including reasonable attorneys' fees and disbursements and court costs) which may be incurred by Seller in enforcing this Indemnity, in defending against any action or proceeding brought against Seller with respect to the Indemnified Matters and with respect to any breach of this Indemnity, which Seller may do using its counsel of choice, under this Indemnity, and/or in collecting or attempting to collect any sums due under this Indemnity, whether the same shall be enforced by suit or otherwise. Seller shall pay all costs, fees and expenses (including reasonable attorneys' fees and disbursements and court costs) which may be incurred by Indemnitor in defending against any action or proceeding brought by Seller against Indemnitor for enforcement of this Indemnity if Indemnitor shall be the prevailing party in such action.

            6.4 Remedies Not Exclusive. No remedy herein conferred upon or reserved to Seller is intended to be exclusive of any other available remedy given under this Indemnity or hereafter existing at law or in equity.

            6.5 No Waiver. No delay, forbearance or failure by Seller to exercise any right, remedy and/or power of Seller accruing upon any default, omission or failure of performance hereunder shall impair any such right, remedy and/or power or shall constitute or be construed as a waiver thereof, but any such right, remedy and/or power may be exercised from time to time and as often as may be deemed expedient. If any provision contained in this Indemnity should be breached by Indemnitor and thereafter duly waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing. No waiver, amendment, release or modification of this Indemnity shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by Seller and Indemnitor.

            6.6 Assignment. This Indemnity may not be assigned by Seller except in connection with a merger, reorganization, consolidation, liquidation or transfer of substantially all assets. Indemnitor shall not delegate any of its duties or obligations hereunder, without Seller's prior written consent, which may be granted or withheld in Seller's sole and absolute discretion.

            6.7 Successors and Assigns. Whenever in this Indemnity Seller or Indemnitor is referred to, such reference shall be deemed to include the successors and assigns of such party, and all grants, covenants, promises, agreements, terms, representations, warranties, provisions and conditions which are contained in this Indemnity shall bind Indemnitor and its successors and assigns, and inure to the benefit of Seller and its successors and assigns.

            6.8 No Third Party Beneficiaries. The provisions of this Indemnity are intended to be solely for the benefit of Seller, Seller's Affiliates and their respective successors and assigns, and none of the provisions of this Indemnity are intended to be, nor shall they be construed to be, for the benefit of any third person or entity.

            6.9 Consent to Jurisdiction. Indemnitor hereby consents to the exclusive jurisdiction and venue of the courts of the State of California with respect to all matters relating to this Indemnity, the documents and instruments related hereto and the observance and performance of the parties respective Indemnified Matters thereunder, and Indemnitor consents to the personal jurisdiction of such courts and each Person constituting Indemnitor shall subject itself such personal jurisdiction. Any action, suit or proceeding relating to such matters may be commenced, pursued, defended and resolved in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of California by registered or certified mail or hand delivery to the party to receive same and its representatives at their respective addresses specified herein, provided that a reasonable time, not less than thirty (30) days, is allowed. Service of process may also be made in such other manner as may be permissible under applicable court rules.

            6.10 Notices. Any and all notices or other communications or deliveries to be given or made with respect to this Indemnity shall be deemed to have been duly given or made for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, by recognized national overnight delivery service, by telecopier or by hand delivery, as follows:

                  If to Seller:

                  Crocker Grande, Inc.
                  c/o Wells Fargo Bank, N.A.
                  333 South Grand Avenue, Suite 700
                  Los Angeles, California 90071
                  Attn:  Mark Ingram, Senior Vice President
                  E-mail: ingramm@wellsfargo.com

                  With copies to:
                  Crocker Properties, Inc.
                  c/o Wells Fargo Bank, N.A.
                  333 South Grand Avenue, Suite 700
                  Los Angeles, California 90071
                  Attn:  Barbara Reeve-Bailey
                  E-mail: baileyb@wellsfargo.com


                  and

                   Dewey Ballantine LLP
                   333 South Grand Avenue, 26th Floor
                   Los Angeles, California 90071
                   Attn: Paul R. Walker, Esq.
                   E-Mail: pwalker@dbllp.com

                  provided that each such Person may from time to time specify
a. different address by notice given in accordance with this Section.

                  If to Indemnitor:

                  North Tower Manager LLC
                  North Tower Member LLC
                  c/o Maguire Partners
                  555 West Fifth Street, Suite 5000
                  Los Angeles, CA, 90013
                  Attn:   Robert F. Maguire III and Mark T. Lamas
                  E-mail: Robert.Maguire@maguirepartners.com and
                          Mark.Lammas@maguirepartners.com

                  With copies to:

                  Gilchrist & Rutter Professional Corporation
                  1299 Ocean Avenue, Suite 900
                  Santa Monica, California 90401
                  Attn:   Paul S. Rutter, Esq.
                  E-Mail: prutter@grlawyers.com

provided that each such Person may from time to time specify a different address by notice given in accordance with this Section.

         The date upon which any such notice shall be deemed given and received shall be: (i) if hand delivered, on the date of personal presentation; or (ii) if sent by reputable overnight courier service for next day delivery, two (2) business days following the delivery of such notice to such courier. The parties hereto shall utilize best efforts to communicate the contents of any notice given by such Person by telephone or e-mail on the day of the delivery of such notice to the courier service (the failure to make telephone notice or e-mail notice shall not impair the effectiveness of the courier service notice for the purpose of this Agreement).

         6.11 Amendment. Except as may be specifically provided otherwise herein, no amendment, change, modification or addition to this Indemnity or any part hereof shall be effective unless made in writing and signed by or on behalf of the party to be charged therewith.

         6.12 Obligations Joint and Several. To the extent Indemnitor consists of more than one party, each Indemnitor shall be jointly and severally liable for all obligations and liabilities of the Indemnitor under this Indemnity.

         6.13 Severability. Should any clause, section or part of this Indemnity be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Indemnity which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

         6.14 Survival. This Indemnity shall survive the closing of the transaction contemplated by the Agreement of Sale, provided, however, that this Indemnity shall automatically terminate upon the second anniversary of the closing of the transaction contemplated by the Agreement of Sale and the delivery of the assignment of interests thereunder.

        6.15 Entire Agreement. This Indemnity contains and constitutes the entire agreement between Indemnitor and Seller regarding the subject matter hereof; and this Indemnity supersedes in its entirety all other agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof; and no party hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Indemnity.

         6.16 Attorneys' Fees. In the event any dispute between any Assignor and Purchaser should result in litigation, the prevailing party shall be reimbursed for all reasonably costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

         6.17 Further Assurances. Each of Indemnitor and Seller shall without further consideration execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Indemnity.

         6.18 Confidentiality. The terms of this Indemnity, and all documents prepared in connection herewith shall be confidential, shall not be disclosed (except for reasonably necessary disclosures to agents, lenders, investors, representatives, lawyers and accountants, and as required by law, including, without limitation, any applicable securities laws), and (except for this Indemnity and any written agreement fully executed and delivered by and between any of the parties hereto, and except for documents existing as of the date of this Indemnity which are discoverable in any litigation or other proceeding involving Indemnitor, on the one hand, and Seller, on the other hand) may not be introduced in any such litigation or other proceeding (the same being privileged in the same manner as a settlement offer in litigation).

         6.19 Counterparts. This Indemnity may be executed in two or more counterparts, each of which shall for all purposes be deemed to constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof when taken together, bear the signatures of each of the signatories hereto.

         IN WITNESS WHEREOF, the Indemnitor has executed this Agreement as of the date first above written:

       NORTH TOWER MANAGER LLC ,
       a Delaware limited liability company

       By:    Maguire Partners-Bunker Hill, Ltd.,
              a California limited partnership,
              Its Administrative Manager

                By: Maguire Partners BGHS, LLC,
                a California limited liability company,
                general partner

                      By:Maguire Partners SCS, Inc.,
                      a California corporation,
                      Its Manager


                     By:
                           -----------------------------
                           Its:
                               -------------------------

       NORTH TOWER MEMBER LLC ,
       a Delaware limited liability company

       By:    Maguire Partners-Bunker Hill, Ltd.,
              a California limited partnership,
              Its Administrative Manager

                By: Maguire Partners BGHS, LLC,
                a California limited liability company,
                general partner

                      By:Maguire Partners SCS, Inc.,
                      a California corporation,
                      Its Manager


                     By:
                           -----------------------------
                           Its:
                               -------------------------

                                    EXHIBIT E

                           TWELFTH AMENDMENT TO LEASE

                            (WELLS FARGO BANK LEASE)

         THIS Twelfth Amendment to Lease ("AMENDMENT") is made and entered into as of the ___ day of June, 2003, by and between NORTH TOWER, LLC, a Delaware limited liability company (successor to Maguire Partners-Crocker Properties Phase I, a California limited partnership) ("LANDLORD") and WELLS FARGO BANK, N.A., a national banking association (successor by merger to Crocker National
Bank) ("TENANT").

7.       RECITALS.

         7.1 LEASE. Landlord and Tenant are parties to that certain Office Lease dated as of May 22, 1980 (the "OFFICE LEASE"), pursuant to which Tenant leases from Landlord certain premises (the "ORIGINAL PREMISES") situated in the office building commonly known as 333 South Grand Avenue, Los Angeles, California 90071 (the "BUILDING"). The Office Lease has been amended by a First Amendment of Crocker National Bank Office Lease dated as of January 28, 1982, a Letter Agreement dated January 24, 1983, an Office Lease Amendment dated as of September 18, 1986, a Fourth Amendment to Crocker National Bank Office Lease dated April 15, 1987, a Fifth Amendment to Crocker National Bank Office Lease dated as of August 15, 1987, a Sixth Amendment to Crocker National Bank Office Lease dated as of August 31, 1987, a Seventh Amendment to Crocker National Bank Office Lease dated as of August 1, 1989, an Eighth Amendment to Crocker National Bank Office Lease dated as of August 24, 1990, a Ninth Amendment to Crocker National Bank Office Lease dated as of December 1, 2000, a Tenth Amendment to Crocker National Bank Office Lease dated as of August 28, 2001 and an Eleventh Amendment to Office Lease dated as of August 26, 2002. The Office Lease, as amended, is referred to herein as the "LEASE." All terms defined in the Lease shall have the same meanings when used in this Amendment, unless a different meaning is clearly expressed herein.

         7.2 OPERATING AGREEMENT. North Tower Manager, LLC and North Tower Member, LLC are the two members of Landlord. Pursuant to the Operating Agreement of North Tower Manager, LLC ("MANAGER OPERATING AGREEMENT") and the Operating Agreement of North Tower Member, LLC dated as of April 27, 1998 ("MEMBER OPERATING AGREEMENT"), Tenant's affiliates are entitled to receive a Wells Fargo Rent Credit (as defined in Section 4.04.01 of the Manager Operating Agreement and Section 4.04.01 of the Member Operating Agreement) for each year during the balance of the initial 30 year term of the Lease.

         7.3 PURCHASE/SALE AGREEMENT. Pursuant to the Agreement of Purchase and Sale of Membership Interests dated as of May 23, 2003 (the "PURCHASE/SALE AGREEMENT") Tenant's affiliates, Crocker Grande, Inc. and Crocker Properties, Inc. (collectively, "SELLERS") are selling all their rights and interests in both North Tower Manager, LLC and North Tower Member, LLC, including all rights in and to the Wells Fargo Rent Credit, to Maguire Partners-Bunker Hill, Ltd, or its designee ("BUNKER HILL"). One of the conditions to the Closing (as defined in Section 1.1 of the Purchase/Sale Agreement) is the execution and delivery of this Amendment by Landlord and Tenant.

         7.4 EFFECTIVE DATE. This Amendment shall become effective (the "EFFECTIVE DATE") on the latter to occur of (a) the Closing Date, and (b) the date this Amendment is fully executed and delivered.

         7.5 AMENDMENT. The parties hereto desire to amend the Lease to reflect certain changes in those provisions of the Lease addressing rent credits, renewal options, Building signage and profits payable to Landlord pursuant to all subleases of the Tenant's premises and to otherwise modify and amend the Lease as set forth hereinbelow.

         8. AMENDMENT TO LEASE. In consideration for other material covenants and agreements herein, and for other good and valuable consideration received, the parties hereby amend the Lease as follows:

         8.1 CALCULATION AND PAYMENT OF RENT CREDIT. Landlord shall pay to Tenant a rent credit (the "RENT CREDIT") of Thirty-Two Thousand Six Hundred Ninety-Nine Dollars and 36/100 ($32,699.36) per month commencing on [July 1, 2003] and continuing for the balance of the initial term of the Lease, subject to adjustment as provided herein. The Rent Credit is subject to adjustment as of the 21st and 26th anniversary dates of the Commencement Date (i.e., June 5, 2003 and June 5, 2008) each an "ADJUSTMENT DATE". If an adjustment is made to the basic rent payable under this Lease to reflect any increase in the cost of living, pursuant to Section 4.03 of this Lease, then the annual Rent Credit shall be increased, effective as of the applicable Adjustment Date, by twenty-five percent (25%) of the amount by which the basic rent is increased under Section 4.03. The Rent Credit shall be paid to Tenant monthly at the same time that Tenant pays the monthly base rent, or, at Tenant's election, such Rent Credit may be deducted in making payment of the monthly basic rent. In the event of any abatement of the basic rent during any period in which the Rent Credit is effective, the Rent Credit shall also abate in a manner proportionate to said abatement of the basic rent. The Rent Credit replaces the Wells Fargo Rent Credit that was previously payable to Tenant's Affiliates under the Manager Operating Agreement and the Member Operating Agreement, which Wells Fargo Rent Credit is no longer effective.

                  2.1.1 TERMINATION OF RENT CREDIT. If, pursuant to Section
20.04 of the Lease, Landlord elects to take an assignment of this Lease or to sublease part of the Premises itself, the Rent Credit shall automatically be eliminated with respect to the portion of the Premises as to which the Landlord has elected to take an assignment or to sublease itself. Landlord and Tenant shall enter into an amendment to this Lease to reflect the elimination of such portion of the Rent Credit. The Rent Credit shall not be payable during any extension or renewal term of this Lease.

                  2.1.2 ASSIGNMENT OF RENT CREDIT. The Rent Credit may not be assigned, transferred, hypothecated, pledged, encumbered or otherwise alienated by Tenant; provided, however, notwithstanding anything to the contrary in this Lease, at the sole option of Tenant, Tenant shall be entitled to assign the right to receive such Rent Credit to any permitted assignee of this Lease.

                  2.1.3 PRORATION. If the initial term of this Lease ends on a day other than the last day of the month, then the Rent Credit for the partial month during which the termination occurs shall be prorated on the basis of the actual number of days in said month.

                  2.1.4 NATURE OF RENT CREDIT. The Rent Credit shall not be construed as an ownership or equity interest in the Project, any property encompassed therein or in any entity owning the Project or any such property. In particular, Tenant shall not be construed or treated as a partner, joint venturer or other equity owner in the Project for any purpose, including, without limitation, capital obligations or liability in respect of Project debt or from Project operations. The Rent Credit shall be treated only as an adjustment in the rental obligation of Tenant in respect of its leasehold obligations and interest under this Lease.

         8.2 RENEWAL OPTIONS. Section 23.01 of the Lease is hereby deleted and the following paragraph is inserted in its place:

                  Provided Tenant is not in default under this Lease (after any applicable notice and lapse of applicable cure periods) as of the commencement of a renewal term ("RENEWAL TERM COMMENCEMENT DATE(S)"), Tenant shall have four (4) successive options to renew this Lease ("RENEWAL OPTION(S)") for five (5) years each for a minimum of five (5) contiguous floors of the Premises and for a maximum of the entire Premises, provided that each such renewal option, if exercised, must be exercised in full floor increments. Each Renewal Option is exercisable by giving written notice thereof ("RENEWAL NOTICE") to Landlord of its exercise of a Renewal Option at least fifteen (15) months prior to the expiration of the Term of this Lease (as it may have been renewed from time to time).

         8.3 BUILDING SIGNAGE. Clause 25.02(c) of the Lease (as amended by the Office Lease Amendment dated as of September 18, 1986 with respect to signage and Building identity following the merger of Wells Fargo Bank and Crocker National Bank) is hereby modified by the insertion of the following paragraph at the end of Section 25.02 of the Lease:

                  Notwithstanding anything in Clause 25.02(c) above, Tenant shall not lose its signage rights under Section 25.1 of this Lease if, as a result of a merger of Tenant with another financial institution, Tenant or Tenant's subsidiary owns or occupies another building with top of the building identity in downtown Los Angeles (i.e., the area bounded by the Santa Monica Freeway, the Harbor Freeway, the Hollywood Freeway and Hill Street), so long as (i) the total number of buildings with Tenant's name on the top of the building in downtown Los Angeles shall not exceed two (2), including the Building, and
                  (ii) Tenant, or an entity created through a future merger of Tenant with another entity, or its subsidiary, must have a major presence in the "other" building (i.e., occupy more than 150,000 rentable square feet), and (iii) Tenant continues at all times to occupy at least 200,000 rentable square feet in the Building.

         8.4 SUBLEASE PROFITS. Effective as of the date of this Amendment, Landlord waives its right to receive any portion of the profits received by Tenant under any sublease of any portion of the Premises.

         8.5 AUDITS. In the event Tenant disputes the year-end statement of actual Operating Expenses provided by Landlord pursuant to Section 5.04 of the Lease for any calendar year, then Tenant may cause an audit of the Operating Expenses to be performed by a regionally recognized firm of certified public accountants on a non-contingency fee basis at Tenant's expense. If such audit reveals an overpayment of Operating Expenses by Tenant for the calendar year covered by such year-end statement, then Landlord shall credit the next monthly rent payment of Tenant in an amount equal to such overpayment, or if the Term has expired, refund the overpayment to Tenant. If such audit reveals an underpayment of Operating Expenses by Tenant for the calendar year covered by such year-end statement, then Tenant shall pay Landlord the underpayment with Tenant's next monthly rent payment. If such audit reveals an overpayment of Operating Expenses by Tenant for the calendar year covered by such year-end statement, then Tenant may offset such overpayment against the next monthly rent payment. In addition, if it is determined that Landlord's statement overstated the Operating Expenses by more than five percent (5%), Tenant shall be entitled to receive from Landlord reimbursement for the actual and reasonable audit expenses incurred by Tenant in auditing such statement. Tenant's failure to dispute a year-end statement and conduct an audit of Operating Expenses within one (1) year after receipt of Landlord's year-end statement for a particular year shall constitute Tenant's acknowledgement of the accuracy of such statement.

         8.6 AFFILIATE TRANSFERS. Notwithstanding Section 20.01 of the Lease, Tenant shall have the right, after at least thirty (30) days prior notice thereof to Landlord, without any requirement for Landlord's consent, to sublease all or a portion of the Premises, or assign the leasehold granted under this Lease, to an Affiliate (or a combination of Affiliates) or Successor of Tenant. For purposes hereof, an "Affiliate" or "Successor" of Tenant is an entity acquired by Tenant or which acquires Tenant, or an entity controlling, under common control with or controlled by Tenant, including an entity resulting from a merger or consolidation by Tenant or from a sale of substantially all of the assets of Tenant, but excluding, in each case, any entity formed to avoid the restrictions on Transfer by Tenant under the Lease and excluding any agency or department of the United States Government. For purposes of such definition, the word "control," as used above, means with respect to a Person that is corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. The word "Person" means an individual, partnership, trust, corporation, firm or other entity. Any such Affiliate or Successor of Tenant must expressly assume in writing a pro rata share of Tenant's obligations hereunder in the proportion that the number of square feet of Rentable Area of the Premises subleased or assigned to such Affiliate or Successor of Tenant bears to the total number of square feet of Rentable Area in the Premises, without relieving Tenant (if Tenant is the surviving entity) of any liability hereunder.

         9. NO BROKER. Each party represents and warrants that it has not had any contact or dealings with any person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Amendment, and such party shall indemnify, defend, protect and hold harmless the other from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of the indemnifying party.

         10. MISCELLANEOUS.


         10.1 LEASE RATIFIED. Except as specifically amended or modified herein, each and every term, covenant, and condition of this Lease, as amended, is hereby ratified and remains in full force and effect.

         10.2 BINDING AGREEMENT. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

         10.3 GOVERNING LAW. This Amendment shall be interpreted and construed in accordance with the laws of the State of California.

         10.4 COUNTERPARTS. This Amendment may be executed in one or more counterparts, and each set of duly delivered identical counterparts which includes all signatories shall be deemed to be one original document.

                      [signature blocks begin on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

       LANDLORD:

       NORTH TOWER, LLC,
       a Delaware limited liability company

       By:     NORTH TOWER MANAGER, LLC,
               a Delaware limited liability company
               Its Managing Member

               By:      MAGUIRE PARTNERS-BUNKER HILL, LTD.,
                        a California limited partnership
                        Its Administrative Member

                        By:      MAGUIRE PARTNERS BGHS, LLC,
                                 a California limited liability company
                                 Its General Partner

                                 By:      MAGUIRE PARTNERS SCS, INC.,
                                          a California corporation
                                          Its Manager

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

       TENANT:

       WELLS FARGO BANK, N.A.,
       a national banking association


       By:
          -------------------------------------------------
       Name:
            -----------------------------------------------
       Title:
             ----------------------------------------------


       By:
          -------------------------------------------------
       Name:
            -----------------------------------------------
       Title:
             ----------------------------------------------

                                   EXHIBIT F-1

                          FIRST AMENDMENT TO OPERATING
                       AGREEMENT OF NORTH TOWER MEMBER LLC

                  This FIRST AMENDMENT TO OPERATING AGREEMENT OF NORTH TOWER MEMBER LLC ("AMENDMENT") is made as of June ___, 2003, by and between MAGUIRE PARTNERS - BUNKER HILL, LTD., a California limited partnership ("BUNKER HILL"), and CROCKER PROPERTIES, INC., a California corporation ("PROPERTIES").

                                 R E C I T A L S

            A. Bunker Hill, Properties, MAC-WFT, Inc., a Delaware corporation ("MAC-WFT"), and Norman B. Barker, Robert D. Burch and William R. Lindsay, not individually, but solely as Trustees under a Declaration of Trust dated January 1, 1986, and known as the Gibson, Dunn & Crutcher Revocable Retirement Trust ("GD&C TRUST") entered into that certain Operating Agreement ("MEMBER OPERATING AGREEMENT") of North Tower Member, LLC, a Delaware limited liability company ("MEMBER LLC") dated as of April 27, 1998.

            B. Member LLC owns a 99.5% membership interest in North Tower, LLC, a Delaware limited liability company ("PROPERTY LLC"). The remaining 0.5% membership interest in Property LLC is owned by North Tower Manager, LLC, a Delaware limited liability company ("MANAGER LLC").

            C. Bunker Hill has acquired the interests of MAC-WFT and GD&C Trust in Member LLC and under the Member Operating Agreement. Bunker Hill has sold its interest in Member LLC and under the Member Operating Agreement to Greenwich Capital Financial Products, Inc., a Delaware corporation ("GREENWICH"). Immediately prior hereto, Bunker Hill re-acquired such interests from Greenwich.

            D. Bunker Hill has agreed to acquire the interests of Properties in Member LLC and under the Member Operating Agreement pursuant to that certain Agreement of Purchase and Sale of Membership Interests ("PURCHASE AGREEMENT") dated as of May 23, 2003, by and among Bunker Hill, Properties and Crocker Grande, Inc., a California corporation ("GRANDE").

            E. Bunker Hill and Properties desire to amend the Member Operating Agreement as more particularly set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Properties and Bunker Hill do hereby agree as follows:

            1. Effectiveness. The amendments to the Operating Agreement set forth in this Agreement shall be effective if and only if (i) Bunker Hill has caused Property LLC, Member LLC and/or Manager LLC to obtain the New Senior Loan (as defined in the Purchase Agreement); (ii) the New Loan Distribution (as defined in the Purchase Agreement) has been made directly or indirectly to any person or entity other than Property LLC, Manager LLC and/or Member LLC; and (iii) the Closing (as defined in the Purchase Agreement) has not been consummated on or before the business day following the date of the New Loan Distribution. In such event, the amendments to the Operating Agreement set forth herein shall be effective without notice or further action by any party hereto.

            2. Termination. This Amendment shall terminate and shall be of no further force or effect if the Closing is consummated and Properties and Grande receive the Purchase Price (as defined in the Purchase Agreement) under the Purchase Agreement, as adjusted thereunder on or prior to the Closing Date (as defined in the Purchase Agreement).

            3. Amendments. Subject to the effectiveness and the termination provisions set forth above, Bunker Hill and Properties agree to the following amendments to the Member Operating Agreement:

               (a) Section 4.03 of the Member Operating Agreement is hereby amended to provide that, prior to any distributions under Section 4.03.01(b), all Net Cash Flow shall be distributed to the Members in accordance with their then Percentage Interests; provided, however, that out of the Net Cash Flow to be distributed to Bunker Hill pursuant to this Paragraph 3(a) there shall first be deducted and distributed to
         Properties: (i) an amount which, together with all distributions under this clause (i), would equal a twelve (12%) percent per annum return on the unpaid "Special Preferred Return Amount" (as defined below); then
         (ii) an amount, up to an amount which, together with all other distributions under this clause (ii), would equal the "Special Preferred Return Amount".

               Thereafter, all remaining Net Cash Flow shall be distributed in accordance with the other priorities originally set forth in Section
         4.03 of the Member Operating Agreement commencing with Section 4.03.01(b).

               The "SPECIAL PREFERRED RETURN AMOUNT" shall mean an amount equal to 41.79% of the gross proceeds of (a) the New Senior Loan, less (b) the sum of the following: (i) the actual closing costs and fees of the New Senior Loan, (ii) the amount required to repay or defease the Wells Fargo Loan (as defined in the Member Operating Agreement), (iii) the actual transaction costs associated with the repayment or defeasance of the Wells Fargo Loan, and (iv) the proceeds of the New Senior Loan used to establish reserves under the New Senior Loan.

               (b) Section 13.03 of the Member Operating Agreement (concerning liquidating distributions) is hereby amended to provide that, prior to any distributions under Section 13.03.02, all Net Cash Flow shall first be distributed to the Members in accordance with their then Percentage Interests; provided, however, that out of the Net Cash Flow to be distributed to Bunker Hill pursuant to this Paragraph 3(b) there shall first be deducted and distributed to Properties: (i) an amount which, together with all distributions under this Paragraph 3(b)(i) and Paragraph 3(a)(i), would equal a twelve (12%) percent per annum return on the unpaid "Special Preferred Return Amount"; then (ii) an amount, up to an amount which, together with all other distributions under this

         Paragraph 3(b)(ii) and Paragraph 3(a)(ii) above, would equal the "Special Preferred Return Amount".

                           (c) Notwithstanding anything to the contrary, any net proceeds of the New Senior Loan, after deduction for (a) the actual closing costs and fees of the New Senior Loan, (b) the amount required to repay or defease the Wells Fargo Loan (as defined in the Member Operating Agreement), (c) the actual transaction costs associated with the repayment or defeasance of the Wells Fargo Loan, (d) the proceeds of the New Senior Loan used to establish reserves under the New Senior Loan, and (e) the amount required to satisfy the Repurchase Facility (as defined in the Purchase Agreement), shall be used towards payment of the Special Preferred Return Amount within two (2) business days following the date of the New Loan Distribution.

                           (d) Article VI of the Member Operating Agreement is hereby amended to provide that all members of the Management Committee shall be appointed by Properties. All other members of the Management Committee shall be deemed removed from the Management Committee effective immediately upon the effectiveness of the amendments made hereunder. Article VI is further amended to provide that, notwithstanding the approval of the Management Committee (i) Property LLC shall not sell the Property to an Affiliate (as defined in the Member Operating Agreement) of Properties without the consent of Bunker Hill; (ii) Member LLC shall not sell Member LLC's membership interest in Property LLC to an Affiliate without the consent of Bunker Hill; and
         (iii) Properties shall not cause Property LLC or Member LLC to engage in any transactions with an Affiliate of Properties except upon terms consistent with an arm's length transaction.

                           (e) Notwithstanding Section 11.07 of the Member Operating Agreement, income shall be allocated to Properties to the extent funds are distributed to Properties in respect of the Special Preferred Return Amount and the twelve percent (12%) return thereon under Paragraphs 2(a) and 2(b) above.

         4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall, when taken together, constitute one agreement.

         5. Reaffirmation. In all other respects, the Member Operating Agreement shall remain as originally stated and are hereby reaffirmed and confirmed.

         6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Bunker Hill and Properties do hereby enter into this Amendment as of the date first written above.

         PROPERTIES:      CROCKER PROPERTIES INC.,
                          a California corporation

                          By:
                             --------------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                          By:
                             --------------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

         BUNKER HILL:     MAGUIRE PARTNERS-BUNKER HILL, LTD., a California
                          limited partnership

                          By: Maguire Partners BGHS, LLC,
                               a California limited liability company,
                               general partner

                                 By:    Maguire Partners SCS, Inc., a
                                        California corporation,
                                        Its Manager

                                        By:
                                           ------------------------------

                                               Its:
                                                   -----------------------

                                   EXHIBIT F-2

                          FIRST AMENDMENT TO OPERATING
                      AGREEMENT OF NORTH TOWER MANAGER LLC

                  This FIRST AMENDMENT TO OPERATING AGREEMENT OF NORTH TOWER MANAGER LLC ("AMENDMENT") is made as of June ___, 2003, by and between MAGUIRE PARTNERS - BUNKER HILL, LTD., a California limited partnership ("BUNKER HILL"), and CROCKER GRANDE, INC., a California corporation ("GRANDE").

                                 R E C I T A L S

         A. Bunker Hill, Grande, MAC-WFT, Inc., a Delaware corporation ("MAC-WFT"), and Norman B. Barker, Robert D. Burch and William R. Lindsay, not individually, but solely as Trustees under a Declaration of Trust dated January 1, 1986, and known as the Gibson, Dunn & Crutcher Revocable Retirement Trust ("GD&C TRUST") entered into that certain Operating Agreement ("MANAGER OPERATING AGREEMENT") of North Tower Manager, LLC, a Delaware limited liability company ("MANAGER LLC") dated as of April 27, 1998.

         B. Manager LLC owns a 0.5% membership interest in North Tower, LLC, a Delaware limited liability company ("PROPERTY LLC"). The remaining 99.5% membership interest in Property LLC is owned by North Tower Member, LLC, a Delaware limited liability company ("MEMBER LLC").

         C. Bunker Hill has acquired the interests of MAC-WFT and GD&C Trust in Manager LLC and under the Manager Operating Agreement. Bunker Hill has sold its interest in Manager LLC and under the Manager Operating Agreement to Greenwich Capital Financial Products, Inc., a Delaware corporation ("GREENWICH"). Immediately prior hereto, Bunker Hill re-acquired such interests from Greenwich.

         D. Bunker Hill has agreed to acquire the interests of Grande in Manager LLC and under the Manager Operating Agreement pursuant to that certain Agreement of Purchase and Sale of Membership Interests ("PURCHASE AGREEMENT") dated as of May 23, 2003, by and among Bunker Hill, Grande and Crocker Properties, Inc., a California corporation ("PROPERTIES").

         E. Bunker Hill and Grande desire to amend the Manager Operating Agreement as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grande and Bunker Hill do hereby agree as follows:

         1. Effectiveness. The amendments to the Operating Agreement set forth in this Agreement shall be effective if and only if (i) Bunker Hill has caused Property LLC, Manager LLC and/or Member LLC to obtain the New Senior Loan (as defined in the Purchase Agreement); (ii) the New Loan Distribution (as defined in the Purchase Agreement) has been made directly or indirectly to any person or entity other than Property LLC, Manager LLC and/or

Member LLC; and (iii) the Closing (as defined in the Purchase Agreement) has not been consummated on or before the business day following the date of the New Loan Distribution. In such event, the amendments to the Operating Agreement set forth herein shall be effective without notice or further action by any party hereto.

         2. Termination. This Amendment shall terminate and shall be of no further force or effect if the Closing is consummated and Grande and Properties receive the Purchase Price (as defined in the Purchase Agreement) under the Purchase Agreement, as adjusted thereunder on or prior to the Closing Date (as defined in the Purchase Agreement).

         3. Amendments. Subject to the effectiveness and the termination provisions set forth above, Bunker Hill and Grande agree to the following amendments to the Manager Operating Agreement:

            (a) Section 4.03 of the Manager Operating Agreement is hereby amended to provide that, prior to any distributions under Section 4.03.01(b), all Net Cash Flow shall be distributed to the Members in accordance with their then Percentage Interests; provided, however, that out of the Net Cash Flow to be distributed to Bunker Hill pursuant to this Paragraph 3(a) there shall first be deducted and distributed to
         Grande: (i) an amount which, together with all distributions under this clause (i), would equal a twelve (12%) percent per annum return on the unpaid "Special Preferred Return Amount" (as defined below); then (ii) an amount, up to an amount which, together with all other distributions under this clause (ii), would equal the "Special Preferred Return Amount".

            Thereafter, all remaining Net Cash Flow shall be distributed in accordance with the other priorities originally set forth in Section
         4.03 of the Manager Operating Agreement commencing with Section 4.03.01(b).

            The "SPECIAL PREFERRED RETURN AMOUNT" shall mean an amount equal to 0.21% of the gross proceeds of (a) the New Senior Loan, less (b) the sum of the following: (i) the actual closing costs and fees of the New Senior Loan, (ii) the amount required to repay or defease the Wells Fargo Loan (as defined in the Manager Operating Agreement), (iii) the actual transaction costs associated with the repayment or defeasance of the Wells Fargo Loan, and (iv) the proceeds of the New Senior Loan used to establish reserves under the New Senior Loan.

            (b) Section 13.03 of the Manager Operating Agreement (concerning liquidating distributions) is hereby amended to provide that, prior to any distributions under Section 13.03.02, all Net Cash Flow shall first be distributed to the Members in accordance with their then Percentage Interests; provided, however, that out of the Net Cash Flow to be distributed to Bunker Hill pursuant to this Paragraph 3(b) there shall first be deducted and distributed to Grande: (i) an amount which, together with all distributions under this Paragraph 3(b)(i) and Paragraph 3(a)(i), would equal a twelve (12%) percent per annum return on the unpaid "Special Preferred Return Amount"; then (ii) an amount, up to an amount which, together with all other distributions under this

         Paragraph 3(b)(ii) and Paragraph 3(a)(ii) above, would equal the "Special Preferred Return Amount".

            (c) Notwithstanding anything to the contrary, any net proceeds of the New Senior Loan, after deduction for (a) the actual closing costs and fees of the New Senior Loan, (b) the amount required to repay or defease the Wells Fargo Loan (as defined in the Manager Operating Agreement), (c) the actual transaction costs associated with the repayment or defeasance of the Wells Fargo Loan, (d) the proceeds of the New Senior Loan used to establish reserves under the New Senior Loan, and (e) the amount required to satisfy the Repurchase Facility (as defined in the Purchase Agreement), shall be used towards payment of the Special Preferred Return Amount within two (2) business days following the date of the New Loan Distribution.

            (d) Article VI of the Manager Operating Agreement is hereby amended to provide that all members of the Management Committee shall be appointed by Grande. All other members of the Management Committee shall be deemed removed from the Management Committee effective immediately upon the effectiveness of the amendments made hereunder.
         Article VI is further amended to provide that, notwithstanding the approval of the Management Committee (i) Property LLC shall not sell the Property to an Affiliate (as defined in the Manager Operating Agreement) of Grande without the consent of Bunker Hill; (ii) Manager LLC shall not sell Manager LLC's membership interest in Property LLC to an Affiliate without the consent of Bunker Hill; and (iii) Grande shall not cause Property LLC or Manager LLC to engage in any transactions with an Affiliate of Grande except upon terms consistent with an arm's length transaction.

            (e) Notwithstanding Section 11.07 of the Manager Operating Agreement, income shall be allocated to Grande to the extent funds are distributed to Grande in respect of the Special Preferred Return Amount and the twelve percent (12%) return thereon under Paragraphs 2(a) and 2(b) above.

         4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall, when taken together, constitute one agreement.

         5. Reaffirmation. In all other respects, the Manager Operating Agreement shall remain as originally stated and are hereby reaffirmed and confirmed.

         6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, Bunker Hill and Grande do hereby enter into this Amendment as of the date first written above.

         GRANDE:                CROCKER GRANDE INC.,
                                a California corporation

                                By:
                                    ------------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                By:
                                    ------------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

         BUNKER HILL:           MAGUIRE PARTNERS-BUNKER HILL, LTD., a California
                                limited partnership

                                By: Maguire Partners BGHS, LLC,
                                     a California limited liability company,
                                     general partner

                                       By:    Maguire Partners SCS, Inc., a
                                              California corporation,
                                              Its Manager

                                              By:
                                                 -----------------------------
                                                     Its:
                                                         ---------------------